MONTHLY SERVICER'S CERTIFICATE

             AMERICAN EXPRESS TRAVEL RELATED SERVICES COMPANY, INC.

                -------------------------------------------------

                  AMERICAN EXPRESS CREDIT ACCOUNT MASTER TRUST

               --------------------------------------------------

The undersigned, a duly authorized representative of American Express Travel Related Services Company, Inc., as Servicer ("TRS"), pursuant to the Pooling and Servicing Agreement, dated as of May 16, 1996 (as amended and supplemented, the "Agreement"), as supplemented by the Series Supplements (as amended and supplemented, the "Series Supplements"), among TRS, as Servicer, American Express Centurion Bank and American Express Receivables Financing Corporation II, as Transferors, and The Bank of New York, as Trustee, does hereby certify as follows:

1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or the Series Supplements, as applicable.

2.   TRS is, as of the date hereof, the Servicer under the Agreement.

3.   The undersigned is a Servicing Officer.

4. This Certificate relates to the Distribution Date occurring on June 17, 2002 and covers activity from April 26, 2002 through May 25, 2002.

5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Monthly Period preceding such Distribution Date.

6. As of the date hereof, to the best knowledge of the undersigned, no Pay Out Event occurred on or prior to such Distribution date.



IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 11th day of June, 2002.



                                     AMERICAN EXPRESS TRAVEL RELATED
                                     SERVICES COMPANY, INC., as Servicer

                                     By:      /s/ Robin Flanagan
                                             ---------------------------
                                     Name:   Robin Flanagan
                                     Title:  Director
                                             CSBS - Forecast & Planning

I.  Monthly Period Trust Activity
--------------------------------------------------------------------------------


A. Trust Activity                                       Trust Totals
-----------------                                       ------------

Number of days in period                                          30
Beginning Principal Receivable Balance             20,282,876,008.10
Special Funding Account Balance                                 0.00
Beginning Total Principal Balance                  20,282,876,008.10

Finance Charge Collections (excluding                 248,307,764.02
  Discount Option & Recoveries)
Discount Percentage                                            2.00%
Discount Option Receivables Collections                77,183,549.32
Premium Option Receivables Collections                          0.00
Recoveries                                             16,000,104.40
Total Collections of Finance Charge Receivables       341,491,417.74
Total Collections of Principal Receivables          3,781,993,916.92
Monthly Payment Rate                                        18.6462%
Defaulted amount                                      113,521,010.28
Annualized Default Rate                                      6.8863%
Trust Portfolio Yield                                       13.6748%
New Principal Receivables                           3,669,555,329.92
Ending Principal Receivables Balance               20,056,916,410.82
Ending Required Minimum Principal Balance          18,302,350,000.00
Ending Transferor Amount                            2,951,916,410.82
Ending Special Funding Account Balance                          0.00
Ending Total Principal Balance                     20,056,916,410.82



B. Series Allocations                                          Series 1997-1      Series 1998-1     Series 1999-1      Series 1999-2
---------------------                                          -------------      -------------      -------------     -------------
Group Number                                                               1                  2                 1                  1
Invested Amount                                             1,000,000,000.00   1,000,000,000.00  1,000,000,000.00     500,000,000.00
Adjusted Invested Amount                                    1,000,000,000.00   1,000,000,000.00  1,000,000,000.00     500,000,000.00
Principal Funding Account Balance                                       0.00               0.00              0.00               0.00
Series Required Transferor Amount                              70,000,000.00      70,000,000.00     70,000,000.00      35,000,000.00
Series Allocation Percentage                                           5.85%              5.85%             5.85%              2.92%
Series Alloc. Finance Charge Collections                       19,964,420.80      19,964,420.80     19,964,420.80       9,982,210.40
Series Allocable Recoveries                                       935,405.11         935,405.11        935,405.11         467,702.55
Series Alloc. Principal Collections                           221,104,584.44     221,104,584.44    221,104,584.44     110,552,292.22
Series Allocable Defaulted Amount                               6,636,715.01       6,636,715.01      6,636,715.01       3,318,357.51

B. Series Allocations                        Series 1999-3     Series 1999-4      Series 1999-5     Series 1999-6      Series 2000-1
---------------------                        -------------     -------------      -------------     -------------      -------------

Group Number                                             2                 2                  2                 2                  1
Invested Amount                           1,000,000,000.00    500,000,000.00     500,000,000.00    500,000,000.00     500,000,000.00
Adjusted Invested Amount                  1,000,000,000.00    500,000,000.00     500,000,000.00    500,000,000.00     500,000,000.00
Principal Funding Account Balance                     0.00              0.00               0.00              0.00               0.00
Series Required Transferor Amount            70,000,000.00     35,000,000.00      35,000,000.00     35,000,000.00      35,000,000.00
Series Allocation Percentage                         5.85%             2.92%              2.92%             2.92%              2.92%
Series Alloc. Finance Charge Collections     19,964,420.80      9,982,210.40       9,982,210.40      9,982,210.40       9,982,210.40
Series Allocable Recoveries                     935,405.11        467,702.55         467,702.55        467,702.55         467,702.55
Series Alloc. Principal Collections         221,104,584.44    110,552,292.22     110,552,292.22    110,552,292.22     110,552,292.22
Series Allocable Defaulted Amount             6,636,715.01      3,318,357.51       3,318,357.51      3,318,357.51       3,318,357.51

B. Series Allocations                        Series 2000-2     Series 2000-3      Series 2000-4     Series 2000-5      Series 2001-1
---------------------                        -------------     -------------      -------------      -------------     -------------

Group Number                                             2                 2                  2                 2                  2
Invested Amount                             500,000,000.00  1,000,000,000.00   1,212,122,000.00    787,878,000.00     750,000,000.00
Adjusted Invested Amount                    500,000,000.00  1,000,000,000.00   1,212,122,000.00    787,878,000.00     750,000,000.00
Principal Funding Account Balance                     0.00              0.00               0.00              0.00               0.00
Series Required Transferor Amount            35,000,000.00     70,000,000.00      84,848,540.00     55,151,460.00      52,500,000.00
Series Allocation Percentage                         2.92%             5.85%              7.09%             4.61%              4.38%
Series Alloc. Finance Charge Collections      9,982,210.40     19,964,420.80      24,199,313.67     15,729,527.93      14,973,315.60
Series Allocable Recoveries                     467,702.55        935,405.11       1,133,825.11        736,985.11         701,553.83
Series Alloc. Principal Collections         110,552,292.22    221,104,584.44     268,005,731.11    174,203,437.78     165,828,438.33
Series Allocable Defaulted Amount             3,318,357.51      6,636,715.01       8,044,508.27      5,228,921.75       4,977,536.26

B. Series Allocations                        Series 2001-2     Series 2001-3      Series 2001-4     Series 2001-5      Series 2001-6
---------------------                        -------------     -------------      -------------     -------------      -------------

Group Number                                             1                 2                  2                 2                  2
Invested Amount                             250,000,000.00    750,000,000.00     725,000,000.00    500,000,000.00     700,000,000.00
Adjusted Invested Amount                    250,000,000.00    750,000,000.00     725,000,000.00    500,000,000.00     700,000,000.00
Principal Funding Account Balance                     0.00              0.00               0.00              0.00               0.00
Series Required Transferor Amount            17,500,000.00     52,500,000.00      50,750,000.00     35,000,000.00      49,000,000.00
Series Allocation Percentage                         1.46%             4.38%              4.24%             2.92%              4.09%
Series Alloc. Finance Charge Collections      4,991,105.20     14,973,315.60      14,474,205.08      9,982,210.40      13,975,094.56
Series Allocable Recoveries                     233,851.28        701,553.83         678,168.70        467,702.55         654,783.58
Series Alloc. Principal Collections          55,276,146.11    165,828,438.33     160,300,823.72    110,552,292.22     154,773,209.11
Series Allocable Defaulted Amount             1,659,178.75      4,977,536.26       4,811,618.38      3,318,357.51       4,645,700.51

B. Series Allocations                        Series 2001-7     Series 2002-1      Series 2002-2     Series 2002-3        Trust Total
---------------------                        -------------     -------------      -------------     -------------        -----------

Group Number                                             2                 2                  2                2
Invested Amount                             650,000,000.00    920,000,000.00     940,000,000.00    920,000,000.00  17,105,000,000.00
Adjusted Invested Amount                    650,000,000.00    920,000,000.00     940,000,000.00    920,000,000.00  17,105,000,000.00
Principal Funding Account Balance                     0.00              0.00               0.00              0.00               0.00
Series Required Transferor Amount            45,500,000.00     64,400,000.00      65,800,000.00     64,400,000.00   1,197,350,000.00
Series Allocation Percentage                         3.80%             5.38%              5.50%             5.38%               100%
Series Alloc. Finance Charge Collections     12,976,873.52     18,367,267.13      18,766,555.55     18,367,267.13     341,491,417.74
Series Allocable Recoveries                     608,013.32        860,572.70         879,280.80        860,572.70      16,000,104.40
Series Alloc. Principal Collections         143,717,979.89    203,416,217.69     207,838,309.38    203,416,217.69   3,781,993,916.92
Series Allocable Defaulted Amount             4,313,864.76      6,105,777.81       6,238,512.11      6,105,777.81     113,521,010.28




C. Group Allocations
--------------------

1. Group 1 Allocations                                             Series 1997-1   Series 1999-1   Series 1999-2    Series 2000-1
----------------------                                             -------------   -------------   -------------    -------------
Investor Finance Charge Collections                                16,836,439.65   16,836,439.65    8,418,219.82     8,418,219.82

Investor Monthly Interest                                           5,093,114.58    4,514,104.17    2,389,447.92     2,874,187.50
Investor Default Amount                                             5,596,889.23    5,596,889.23    2,798,444.61     2,798,444.61
Investor Monthly Fees                                               1,666,666.67    1,666,666.67      833,333.33       833,333.33
Investor Additional Amounts                                                 0.00            0.00            0.00             0.00
Total                                                              12,356,670.48   11,777,660.06    6,021,225.86     6,505,965.45

Reallocated Investor Finance Charge Collections                    16,836,439.65   16,836,439.65    8,418,219.82     8,418,219.82
Available Excess                                                    4,479,769.17    5,058,779.58    2,396,993.96     1,912,254.37

1. Group 1 Allocations                             Series 2001-2                                                    Group 1 Total
----------------------                             -------------                                                    -------------

Investor Finance Charge Collections                 4,209,109.91                                                    54,718,428.85

Investor Monthly Interest                           1,115,661.46                                                    15,986,515.63
Investor Default Amount                             1,399,222.31                                                    18,189,890.00
Investor Monthly Fees                                 416,666.67                                                     5,416,666.67
Investor Additional Amounts                                 0.00                                                             0.00
Total                                               2,931,550.43                                                    39,593,072.29

Reallocated Investor Finance Charge Collections     4,209,109.91                                                    54,718,428.85
Available Excess                                    1,277,559.48                                                    15,125,356.56

2. Group 2 Allocations                             Series 1998-1   Series 1999-3   Series 1999-4   Series 1999-5    Series 1999-6
----------------------                             -------------   -------------   -------------   -------------    -------------

Investor Finance Charge Collections                16,836,439.65   16,836,439.65    8,421,438.82    8,418,219.82     8,421,381.82

Investor Monthly Interest                           1,825,312.50    1,891,495.83      957,847.92      990,870.83       973,912.50
Investor Default Amount                             5,596,889.23    5,596,889.23    2,798,444.61    2,798,444.61     2,798,444.61
Investor Monthly Fees                               1,666,666.67    1,666,666.67      833,333.33      833,333.33       833,333.33
Investor Additional Amounts                                 0.00            0.00            0.00            0.00             0.00
Total                                               9,088,868.40    9,155,051.73    4,589,625.86    4,622,648.78     4,605,690.45

Reallocated Investor Finance Charge Collections    16,836,439.65   16,836,439.65    8,421,438.82    8,418,219.82     8,421,381.82
Available Excess                                    7,747,571.25    7,681,387.92    3,831,812.96    3,795,571.04     3,815,691.37

2. Group 2 Allocations                             Series 2000-2   Series 2000-3   Series 2000-4   Series 2000-5    Series 2001-1
----------------------                             -------------   -------------   -------------   -------------    -------------

Investor Finance Charge Collections                 8,418,219.82   16,836,439.65   20,407,818.90   13,265,060.39    12,627,329.73

Investor Monthly Interest                             957,744.79    1,903,000.00    2,440,751.85    1,492,578.74     1,429,553.13
Investor Default Amount                             2,798,444.61    5,596,889.23    6,784,112.57    4,409,665.89     4,197,666.92
Investor Monthly Fees                                 833,333.33    1,666,666.67    2,020,203.33    1,313,130.00     1,250,000.00
Investor Additional Amounts                                 0.00            0.00            0.00            0.00             0.00
Total                                               4,589,522.74    9,166,555.90   11,245,067.75    7,215,374.64     6,877,220.05

Reallocated Investor Finance Charge Collections     8,418,219.82   16,836,439.65   20,407,818.90   13,265,060.39    12,627,329.73
Investment Funding Account Proceeds                                                     5,844.00
Available Excess                                    3,828,697.08    7,669,883.75    9,168,595.15    6,049,685.76     5,750,109.69

2. Group 2 Allocations                             Series 2001-3   Series 2001-4   Series 2001-5   Series 2001-6    Series 2001-7
----------------------                             -------------   -------------   -------------   -------------    -------------

Investor Finance Charge Collections                12,627,329.73   12,206,418.74    8,418,219.82   11,785,507.75    10,943,685.77

Investor Monthly Interest                           1,415,150.00    1,374,291.88      973,614.58    1,320,068.75     1,226,254.79
Investor Default Amount                             4,197,666.92    4,057,744.69    2,798,444.61    3,917,822.46     3,637,978.00
Investor Monthly Fees                               1,250,000.00    1,208,333.33      833,333.33    1,166,666.67     1,083,333.33
Investor Additional Amounts                                 0.00            0.00            0.00            0.00             0.00
Total                                               6,862,816.92    6,640,369.90    4,605,392.53    6,404,557.88     5,947,566.12

Reallocated Investor Finance Charge Collections    12,627,329.73   12,206,418.74    8,418,219.82   11,785,507.75    10,943,685.77
Investment Funding Account Proceeds
Available Excess                                    5,764,512.81    5,566,048.84    3,812,827.29    5,380,949.87     4,996,119.65




2. Group 2 Allocations                             Series 2002-1     Series 2002-2     Series 2002-3      Group 2 Total
----------------------                             -------------     -------------     ------------       -------------
Investor Finance Charge Collections                15,489,524.47     15,826,253.27     15,489,524.47     233,275,252.29

Investor Monthly Interest                           1,739,375.00      1,772,405.25      1,681,473.78      26,365,702.12
Investor Default Amount                             5,149,138.09      5,261,075.88      5,149,138.09      77,544,900.28
Investor Monthly Fees                               1,533,333.33      1,566,666.67      1,533,333.33      23,091,666.67
Investor Additional Amounts                                 0.00              0.00              1.00               0.00
Total                                               8,421,846.42      8,600,147.79      8,363,945.20     127,002,269.06

Reallocated Investor Finance Charge Collections    15,489,524.47     15,826,253.27     15,489,524.47     233,275,252.29
Investment Funding Account Proceeds                                                                            5,844.00
Available Excess                                    7,067,678.05      7,226,105.47      7,125,579.27     106,278,827.22

D. Trust Performance
--------------------

Delinquencies:

31-60 Days Delinquent:                               234,744,721
61-90 Days Delinquent:                               149,417,503
90+ Days Delinquent:                                 240,333,298
Total 30+ Days Delinquent:                           624,495,522





II. Series 1997-1 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                    Series             Total Investor          Transferors
A. Investor/Transferor Allocations                Allocations            Interest               Interest
----------------------------------                -----------          --------------          -----------
Beginning Invested /Transferor Amount        1,185,786,378.73        1,000,000,000.00       185,786,378.73
Beginning Adjusted Invested Amount                        N/A        1,000,000,000.00                  N/A
Floating Allocation Percentage                            N/A                84.3322%             15.6678%
Principal Allocation Percentage                           N/A                84.3322%             15.6678%
Collections of Finance Chg. Receivables         19,964,420.80           16,836,439.65         3,127,981.15
Collections of Principal Receivables           221,104,584.44          186,462,408.75        34,642,175.69
Defaulted Amount                                 6,636,715.01            5,596,889.23         1,039,825.78

Ending Invested / Transferor Amounts         1,172,576,229.81        1,000,000,000.00       172,576,229.81


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                Collateral
B. Monthly Period Funding Requirements                Class A                 Class B            Interest                    Total
--------------------------------------                -------                 -------           ----------                   -----

Principal Funding Account                                0.00                    0.00                 0.00                    0.00
Investment Proceeds for Monthly Period                   0.00                    0.00                 0.00                    0.00
Reserve Draw Amount                                      0.00                    0.00                 0.00                    0.00
Available Reserve Account Amount                 4,325,000.00                    0.00                 0.00            4,325,000.00
Reserve Account Surplus                                  0.00                    0.00                 0.00                    0.00

Coupon  May 15, 2002 to June 16, 2002                 6.4000%                 6.5500%              2.2150%
Monthly Interest Due                             4,613,333.33              327,500.00           152,281.25            5,093,114.58
Outstanding Monthly Interest Due                         0.00                    0.00                 0.00                    0.00
Additional Interest Due                                  0.00                    0.00                 0.00                    0.00
Total Interest Due                               4,613,333.33              327,500.00           152,281.25            5,093,114.58
Investor Default Amount                          4,841,309.18              335,813.35           419,766.69            5,596,889.23
Investor Monthly Fees Due                        1,441,666.67              100,000.00           125,000.00            1,666,666.67
Investor Additional Amounts Due
Total Due                                       10,896,309.18              763,313.35           697,047.94           12,356,670.48

Reallocated Investor Finance Charge Collections                                                                      16,836,439.65
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           13.6748%
Base Rate                                                                                                                  7.4767%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                Collateral
C. Certificates - Balances and Distributions          Class A                 Class B            Interest                    Total
--------------------------------------------          -------                 -------           ----------                   -----

Beginning Certificates Balance                 865,000,000.00           60,000,000.00        75,000,000.00        1,000,000,000.00
Interest Distributions                           4,613,333.33              327,500.00           152,281.25            5,093,114.58
Principal Deposits - Prin. Funding Account               0.00                    0.00                 0.00                    0.00
Principal Distributions                                  0.00                    0.00                 0.00                    0.00
Total Distributions                              4,613,333.33              327,500.00           152,281.25            5,093,114.58
Ending Certificates Balance                    865,000,000.00           60,000,000.00        75,000,000.00        1,000,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                             $5.33

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                         $5.33

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                             $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                 $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                            $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                       $0.00

     5.   The amount, if any, by which the outstanding
          principal balance of the Class A Certificates
          exceeds the Class A Invested Amount after giving
          effect to all transactions on such Distribution
          Date:                                                        $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                        $5.46

     2.   Amount of the distribution in
          respect of class B monthly interest:                         $5.46

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                    $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                      $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                  $0.00


     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                $0.00


     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                             $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                            $0.00

     5.   The amount, if any, by which the outstanding
          principal balance of the Class B Certificates
          exceeds the Class B Invested Amount after giving
          effect to all transactions on such Distribution
          Date:                                                        $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                       $152,281.25

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                      $152,281.25

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                         $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                           $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                    $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                             $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                            $14,563,520.29

          a.   Class A Monthly Interest:                       $4,613,333.33
          b.   Class A Outstanding Monthly Interest:                   $0.00
          c.   Class A Additional Interest:                            $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):   $4,841,309.18
          e.   Excess Spread:                                  $5,108,877.78

     2.   Class B Available Funds:                             $1,010,186.38

          a.   Class B Monthly Interest:                         $327,500.00
          b.   Class B Outstanding Monthly Interest:                   $0.00
          c.   Class B Additional Interest:                            $0.00
          d.   Excess Spread:                                    $682,686.38

     3.   Collateral Available Funds:                          $1,262,732.97

          a.   Excess Spread:                                  $1,262,732.97

     4.   Total Excess Spread:                                 $7,054,297.13

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                          84.3322%

     2.   Series 1997-1 Allocable Principal
          Collections:                                       $221,104,584.44

     3.   Principal Allocation Percentage of
          Series 1997-1 Allocable Principal
          Collections:                                       $186,462,408.75

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                        $0.00


     5.   Item 3 minus item 4:                               $186,462,408.75

     6.   Shared Principal Collections from other
          Series allocated to Series 1997-1:                             N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                         $5,596,889.23

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                            $192,059,297.98

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                          $75,000,000.00

     2.   Required Collateral Invested Amount                 $75,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                    $0.00

     4.   Treated as Shared Principal Collections:           $192,059,297.98

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                     N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                      N/A

     3.   Principal Distribution:                                        N/A

     4.   Treated as Shared Principal Collections:                       N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1997-1

     1.   Excess Spread:                                       $7,054,297.13
     2.   Excess Finance Charge Collections:                           $0.00
     3.   Applied to fund Class A Required Amount:                     $0.00

     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                          $0.00
     5.   Applied to fund Class B overdue Interest:                    $0.00
     6.   Applied to fund Class B Required Amount:               $335,813.35

     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                  $0.00
     8.   Applied to Collateral Monthly Interest:                $152,281.25
     9.   Applied to unpaid Monthly Servicing Fee:             $1,666,666.67
     10.  Collateral Default Amount treated as
          Available Principal Collections:                       $419,766.69
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                  $0.00
     12.  Deposited to Reserve Account:                        $4,325,000.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                  $0.00
     l4.  Balance:                                               $154,769.17

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                7.4767%
          b.   Prior Monthly Period                                  8.2091%
          c.   Second Prior Monthly Period                           7.9528%

     2.   Three Month Average Base Rate                              7.8795%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                               13.6748%
          b.   Prior Monthly Period                                 13.6477%
          c.   Second Prior Monthly Period                          13.9345%

     4.   Three Month Average Series Adjusted Portfolio Yield       13.7523%



III. Series 1998-1 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                     Series            Total Investor          Transferors
A. Investor/Transferor Allocations                Allocations            Interest               Interest
----------------------------------                -----------          --------------          -----------
Beginning Invested /Transferor Amount        1,185,786,378.73        1,000,000,000.00       185,786,378.73
Beginning Adjusted Invested Amount                        N/A        1,000,000,000.00                  N/A
Floating Allocation Percentage                            N/A                84.3322%             15.6678%
Principal Allocation Percentage                           N/A                84.3322%             15.6678%
Collections of Finance Chg. Receivables         19,964,420.80           16,836,439.65         3,127,981.15
Collections of Principal Receivables           221,104,584.44          186,462,408.75        34,642,175.69
Defaulted Amount                                 6,636,715.01            5,596,889.23         1,039,825.78

Ending Invested / Transferor Amounts         1,172,576,229.81        1,000,000,000.00       172,576,229.81


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                Collateral
B. Monthly Period Funding Requirements                Class A                 Class B            Interest                    Total
--------------------------------------                -------                 -------           ----------                   -----

Principal Funding Account                                0.00                    0.00                 0.00                    0.00
Investment Proceeds for Monthly Period                   0.00                    0.00                 0.00                    0.00
Reserve Draw Amount                                      0.00                    0.00                 0.00                    0.00
Available Reserve Account Amount                         0.00                    0.00                 0.00                    0.00
Reserve Account Surplus                                  0.00                    0.00                 0.00                    0.00

Coupon  May 15, 2002 to June 16, 2002                 1.9300%                 2.0900%              2.4400%
Monthly Interest Due                             1,459,562.50              153,266.67           212,483.33            1,825,312.50
Outstanding Monthly Interest Due                         0.00                    0.00                 0.00                    0.00
Additional Interest Due                                  0.00                    0.00                 0.00                    0.00
Total Interest Due                               1,459,562.50              153,266.67           212,483.33            1,825,312.50
Investor Default Amount                          4,617,433.61              447,751.14           531,704.48            5,596,889.23
Investor Monthly Fees Due                        1,375,000.00              133,333.33           158,333.33            1,666,666.67
Investor Additional Amounts Due
Total Due                                        7,451,996.11              734,351.14           902,521.14            9,088,868.40

Reallocated Investor Finance Charge Collections                                                                      16,836,439.65
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           13.6748%
Base Rate                                                                                                                  3.8623%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                Collateral
C. Certificates - Balances and Distributions          Class A                 Class B            Interest                    Total
--------------------------------------------          -------                 -------           ----------                   -----

Beginning Certificates Balance                 825,000,000.00           80,000,000.00        95,000,000.00        1,000,000,000.00
Interest Distributions                           1,459,562.50              153,266.67           212,483.33            1,825,312.50
Principal Deposits - Prin. Funding Account               0.00                    0.00                 0.00                    0.00
Principal Distributions                                  0.00                    0.00                 0.00                    0.00
Total Distributions                              1,459,562.50              153,266.67           212,483.33            1,825,312.50
Ending Certificates Balance                    825,000,000.00           80,000,000.00        95,000,000.00        1,000,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                             $1.77

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                         $1.77

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                             $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                 $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                            $0.00
     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                       $0.00

     5.   The amount, if any, by which the outstanding
          principal balance of the Class A Certificates
           exceeds the Class A Invested Amount after giving
          effect to all transactions on such Distribution
          Date:                                                        $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                        $1.92

     2.   Amount of the distribution in
          respect of class B monthly interest:                         $1.92

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                    $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                      $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                  $0.00


     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                             $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                            $0.00

     5.   The amount, if any, by which the outstanding
          principal balance of the Class B Certificates
          exceeds the Class B Invested Amount after giving
          effect to all transactions on such Distribution
          Date:                                                        $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                       $212,483.33

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                      $212,483.33

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                         $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                           $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                    $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                             $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                            $13,890,062.71

          a.   Class A Monthly Interest:                       $1,459,562.50
          b.   Class A Outstanding Monthly Interest:                   $0.00
          c.   Class A Additional Interest:                            $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):   $4,617,433.61
          e.   Excess Spread:                                  $7,813,066.59

     2.   Class B Available Funds:                             $1,346,915.17

          a.   Class B Monthly Interest:                         $153,266.67
          b.   Class B Outstanding Monthly Interest:                   $0.00
          c.   Class B Additional Interest:                            $0.00
          d.   Excess Spread:                                  $1,193,648.50

     3.   Collateral Available Funds:                          $1,599,461.77

          a.   Excess Spread:                                  $1,599,461.77

     4.   Total Excess Spread:                                $10,606,176.86

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                          84.3322%

     2.   Series 1998-1 Allocable Principal
          Collections:                                       $221,104,584.44

     3.   Principal Allocation Percentage of
          Series 1998-1 Allocable Principal
          Collections:                                       $186,462,408.75

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                        $0.00

     5.   Item 3 minus item 4:                               $186,462,408.75

     6.   Shared Principal Collections from other
          Series allocated to Series 1998-1:                             N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                         $5,596,889.23

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                            $192,059,297.98

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                          $95,000,000.00

     2.   Required Collateral Invested Amount                 $95,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                    $0.00

     4.   Treated as Shared Principal Collections:           $192,059,297.98

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                     N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                      N/A

     3.   Principal Distribution:                                        N/A

     4.   Treated as Shared Principal Collections:                       N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1998-1

     1.   Excess Spread:                                      $10,606,176.86
     2.   Excess Finance Charge Collections:                           $0.00
     3.   Applied to fund Class A Required Amount:                     $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                          $0.00
     5.   Applied to fund Class B overdue Interest:                    $0.00
     6.   Applied to fund Class B Required Amount:               $447,751.14
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                  $0.00
     8.   Applied to Collateral Monthly Interest:                $212,483.33
     9.   Applied to unpaid Monthly Servicing Fee:             $1,666,666.67
     10.  Collateral Default Amount treated as
          Available Principal Collections:                       $531,704.48
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                  $0.00
     12.  Deposited to Reserve Account:                                $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                  $0.00
     l4.  Balance:                                             $7,747,571.25

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                3.8623%
          b.   Prior Monthly Period                                  4.0670%
          c.   Second Prior Monthly Period                           4.0421%

     2.   Three Month Average Base Rate                              3.9905%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                               13.6748%
          b.   Prior Monthly Period                                 13.6477%
          c.   Second Prior Monthly Period                          13.9345%

     4.   Three Month Average Series Adjusted Portfolio Yield       13.7523%



IV. Series 1999-1 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                    Series             Total Investor          Transferors
A. Investor/Transferor Allocations                Allocations            Interest               Interest
----------------------------------                -----------          --------------          -----------
Beginning Invested /Transferor Amount        1,185,786,378.73        1,000,000,000.00       185,786,378.73
Beginning Adjusted Invested Amount                        N/A        1,000,000,000.00                  N/A
Floating Allocation Percentage                            N/A                84.3322%             15.6678%
Principal Allocation Percentage                           N/A                84.3322%             15.6678%
Collections of Finance Chg. Receivables         19,964,420.80           16,836,439.65         3,127,981.15
Collections of Principal Receivables           221,104,584.44          186,462,408.75        34,642,175.69
Defaulted Amount                                 6,636,715.01            5,596,889.23         1,039,825.78

Ending Invested / Transferor Amounts         1,172,576,229.81        1,000,000,000.00       172,576,229.81


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                Collateral
B. Monthly Period Funding Requirements                Class A                 Class B            Interest                    Total
--------------------------------------                -------                 -------           ----------                   -----

Principal Funding Account                                0.00                    0.00                 0.00                    0.00
Investment Proceeds for Monthly Period                   0.00                    0.00                 0.00                    0.00
Reserve Draw Amount                                      0.00                    0.00                 0.00                    0.00
Available Reserve Account Amount                         0.00                    0.00                 0.00                    0.00
Reserve Account Surplus                                  0.00                    0.00                 0.00                    0.00

Coupon  May 15, 2002 to June 16, 2002                 5.6000%                 5.8500%              2.6900%
Monthly Interest Due                             4,036,666.67              292,500.00           184,937.50            4,514,104.17
Outstanding Monthly Interest Due                         0.00                    0.00                 0.00                    0.00
Additional Interest Due                                  0.00                    0.00                 0.00                    0.00
Total Interest Due                               4,036,666.67              292,500.00           184,937.50            4,514,104.17
Investor Default Amount                          4,841,309.18              335,813.35           419,766.69            5,596,889.23
Investor Monthly Fees Due                        1,441,666.67              100,000.00           125,000.00            1,666,666.67
Investor Additional Amounts Due
Total Due                                       10,319,642.52              728,313.35           729,704.19           11,777,660.06

Reallocated Investor Finance Charge Collections                                                                      16,836,439.65
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           13.6748%
Base Rate                                                                                                                  6.8363%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                Collateral
C. Certificates - Balances and Distributions          Class A                 Class B            Interest                    Total
--------------------------------------------          -------                 -------           ----------                   -----

Beginning Certificates Balance                 865,000,000.00           60,000,000.00        75,000,000.00        1,000,000,000.00
Interest Distributions                           4,036,666.67              292,500.00           184,937.50            4,514,104.17
Principal Deposits - Prin. Funding Account               0.00                    0.00                 0.00                    0.00
Principal Distributions                                  0.00                    0.00                 0.00                    0.00
Total Distributions                              4,036,666.67              292,500.00           184,937.50            4,514,104.17
Ending Certificates Balance                    865,000,000.00           60,000,000.00        75,000,000.00        1,000,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                             $4.67

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                         $4.67

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                             $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                 $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                            $0.00
     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                       $0.00

     5.   The amount, if any, by which the outstanding
          principal balance of the Class A Certificates
          exceeds the Class A Invested Amount after giving
          effect to all transactions on such Distribution
          Date:                                                        $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                        $4.88

     2.   Amount of the distribution in
          respect of class B monthly interest:                         $4.88

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                    $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                      $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                  $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                $0.00


     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                             $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                            $0.00

     5.   The amount, if any, by which the outstanding
          principal balance of the Class B Certificates
          exceeds the Class B Invested Amount after giving
          effect to all transactions on such Distribution
          Date:                                                        $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                       $184,937.50

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                      $184,937.50

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                         $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                           $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                    $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                             $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                            $14,563,520.29

          a.   Class A Monthly Interest:                       $4,036,666.67
          b.   Class A Outstanding Monthly Interest:                   $0.00
          c.   Class A Additional Interest:                            $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):   $4,841,309.18
          e.   Excess Spread:                                  $5,685,544.44

     2.   Class B Available Funds:                             $1,010,186.38

          a.   Class B Monthly Interest:                         $292,500.00
          b.   Class B Outstanding Monthly Interest:                   $0.00
          c.   Class B Additional Interest:                            $0.00
          d.   Excess Spread:                                    $717,686.38

     3.   Collateral Available Funds:                          $1,262,732.97

          a.   Excess Spread:                                  $1,262,732.97

     4.   Total Excess Spread:                                 $7,665,963.80

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                          84.3322%

     2.   Series 1999-1 Allocable Principal
          Collections:                                        221,104,584.44

     3.   Principal Allocation Percentage of
          Series 1999-1 Allocable Principal
          Collections:                                        186,462,408.75

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                        $0.00

     5.   Item 3 minus item 4:                               $186,462,408.75

     6.   Shared Principal Collections from other
          Series allocated to Series 1999-1:                             N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                         $5,596,889.23

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                            $192,059,297.98

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                          $75,000,000.00

     2.   Required Collateral Invested Amount                 $75,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                    $0.00

     4.   Treated as Shared Principal Collections:           $192,059,297.98

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                     N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                      N/A

     3.   Principal Distribution:                                        N/A

     4.   Treated as Shared Principal Collections:                       N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1999-1

     1.   Excess Spread:                                       $7,665,963.80
     2.   Excess Finance Charge Collections:                           $0.00
     3.   Applied to fund Class A Required Amount:                     $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                          $0.00
     5.   Applied to fund Class B overdue Interest:                    $0.00
     6.   Applied to fund Class B Required Amount:               $335,813.35
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                  $0.00
     8.   Applied to Collateral Monthly Interest:                $184,937.50
     9.   Applied to unpaid Monthly Servicing Fee:             $1,666,666.67
     10.  Collateral Default Amount treated as
          Available Principal Collections:                       $419,766.69
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                  $0.00
     12.  Deposited to Reserve Account:                                $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                  $0.00
     l4.  Balance:                                             $5,058,779.58

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                6.8363%
          b.   Prior Monthly Period                                  7.5010%
          c.   Second Prior Monthly Period                           7.2687%

     2.   Three Month Average Base Rate                              7.2020%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                               13.6748%
          b.   Prior Monthly Period                                 13.6477%
          c.   Second Prior Monthly Period                          13.9345%

     4.   Three Month Average Series Adjusted Portfolio Yield       13.7523%



V. Series 1999-2 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                    Series             Total Investor          Transferors
A. Investor/Transferor Allocations                Allocations            Interest               Interest
----------------------------------                -----------          --------------          -----------
Beginning Invested /Transferor Amount          592,893,189.36          500,000,000.00        92,893,189.36
Beginning Adjusted Invested Amount                        N/A          500,000,000.00                  N/A
Floating Allocation Percentage                            N/A                84.3322%             15.6678%
Principal Allocation Percentage                           N/A                84.3322%             15.6678%
Collections of Finance Chg. Receivables          9,982,210.40            8,418,219.82         1,563,990.58
Collections of Principal Receivables           110,552,292.22           93,231,204.38        17,321,087.85
Defaulted Amount                                 3,318,357.51            2,798,444.61           519,912.89

Ending Invested / Transferor Amounts           586,288,114.90          500,000,000.00        86,288,114.90

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                Collateral
B. Monthly Period Funding Requirements                Class A                 Class B            Interest                    Total
--------------------------------------                -------                 -------           ----------                   -----

Principal Funding Account                                0.00                    0.00                 0.00                    0.00
Investment Proceeds for Monthly Period                   0.00                    0.00                 0.00                    0.00
Reserve Draw Amount                                      0.00                    0.00                 0.00                    0.00
Available Reserve Account Amount                         0.00                    0.00                 0.00                    0.00
Reserve Account Surplus                                  0.00                    0.00                 0.00                    0.00

Coupon  May 15, 2002 to June 16, 2002                 5.9500%                 6.1000%              2.6900%
Monthly Interest Due                             2,144,479.17              152,500.00            92,468.75            2,389,447.92
Outstanding Monthly Interest Due                         0.00                    0.00                 0.00                    0.00
Additional Interest Due                                  0.00                    0.00                 0.00                    0.00
Total Interest Due                               2,144,479.17              152,500.00            92,468.75            2,389,447.92
Investor Default Amount                          2,420,654.59              167,906.68           209,883.35            2,798,444.61
Investor Monthly Fees Due                          720,833.33               50,000.00            62,500.00              833,333.33
Investor Additional Amounts Due
Total Due                                        5,285,967.09              370,406.68           364,852.10            6,021,225.86

Reallocated Investor Finance Charge Collections                                                                       8,418,219.82
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           13.6748%
Base Rate                                                                                                                  7.1292%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                Collateral
C. Certificates - Balances and Distributions          Class A                 Class B            Interest                    Total
--------------------------------------------          -------                 -------           ----------                   -----

Beginning Certificates Balance                 432,500,000.00           30,000,000.00        37,500,000.00          500,000,000.00
Interest Distributions                           2,144,479.17              152,500.00            92,468.75            2,389,447.92
Principal Deposits - Prin. Funding Account               0.00                    0.00                 0.00                    0.00
Principal Distributions                                  0.00                    0.00                 0.00                    0.00
Total Distributions                              2,144,479.17              152,500.00            92,468.75            2,389,447.92
Ending Certificates Balance                    432,500,000.00           30,000,000.00        37,500,000.00          500,000,000.00


D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                             $4.96

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                         $4.96

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                             $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                 $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                            $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                       $0.00

     5.   The amount, if any, by which the outstanding
          principal balance of the Class A Certificates
          exceeds the Class A Invested Amount after giving
          effect to all transactions on such Distribution
          Date:                                                        $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                        $5.08

     2.   Amount of the distribution in
          respect of class B monthly interest:                         $5.08

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                    $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                      $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                  $0.00


     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                             $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                            $0.00

     5.   The amount, if any, by which the outstanding
          principal balance of the Class B Certificates
          exceeds the Class B Invested Amount after giving
          effect to all transactions on such Distribution
          Date:                                                        $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                        $92,468.75

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                       $92,468.75

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                         $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                           $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                    $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                             $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                             $7,281,760.15

          a.   Class A Monthly Interest:                       $2,144,479.17
          b.   Class A Outstanding Monthly Interest:                   $0.00
          c.   Class A Additional Interest:                            $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):   $2,420,654.59
          e.   Excess Spread:                                  $2,716,626.39

     2.   Class B Available Funds:                               $505,093.19

          a.   Class B Monthly Interest:                         $152,500.00
          b.   Class B Outstanding Monthly Interest:                   $0.00
          c.   Class B Additional Interest:                            $0.00
          d.   Excess Spread:                                    $352,593.19

     3.   Collateral Available Funds:                            $631,366.49

          a.   Excess Spread:                                    $631,366.49

     4.   Total Excess Spread:                                 $3,700,586.06

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                          84.3322%

     2.   Series 1999-2 Allocable Principal
          Collections:                                       $110,552,292.22

     3.   Principal Allocation Percentage of
          Series 1999-2 Allocable Principal
          Collections:                                         93,231,204.38

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                        $0.00

     5.   Item 3 minus item 4:                                $93,231,204.38

     6.   Shared Principal Collections from other
          Series allocated to Series 1999-2:                             N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                         $2,798,444.61

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                             $96,029,648.99

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                          $37,500,000.00

     2.   Required Collateral Invested Amount                 $37,500,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                    $0.00

     4.   Treated as Shared Principal Collections:            $96,029,648.99

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                     N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                      N/A

     3.   Principal Distribution:                                        N/A

     4.   Treated as Shared Principal Collections:                       N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1999-2

     1.   Excess Spread:                                       $3,700,586.06
     2.   Excess Finance Charge Collections:                           $0.00
     3.   Applied to fund Class A Required Amount:                     $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                          $0.00
     5.   Applied to fund Class B overdue Interest:                    $0.00
     6.   Applied to fund Class B Required Amount:               $167,906.68
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                  $0.00
     8.   Applied to Collateral Monthly Interest:                 $92,468.75
     9.   Applied to unpaid Monthly Servicing Fee:               $833,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                       $209,883.35
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                  $0.00
     12.  Deposited to Reserve Account:                                $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                  $0.00
     l4.  Balance:                                             $2,396,993.96

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                7.1292%
          b.   Prior Monthly Period                                  7.8232%
          c.   Second Prior Monthly Period                           7.5805%

     2.   Three Month Average Base Rate                              7.5109%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                               13.6748%
          b.   Prior Monthly Period                                 13.6477%
          c.   Second Prior Monthly Period                          13.9345%

     4.   Three Month Average Series Adjusted Portfolio Yield       13.7523%



VI. Series 1999-3 Certificates
----------------------------------------------------------------------------------------------------------------------------------
                                                    Series             Total Investor          Transferors
A. Investor/Transferor Allocations                Allocations             Interest              Interest
----------------------------------                -----------          --------------          -----------
Beginning Invested /Transferor Amount        1,185,786,378.73        1,000,000,000.00       185,786,378.73
Beginning Adjusted Invested Amount                        N/A        1,000,000,000.00                  N/A
Floating Allocation Percentage                            N/A                84.3322%             15.6678%
Principal Allocation Percentage                           N/A                84.3322%             15.6678%
Collections of Finance Chg. Receivables         19,964,420.80           16,836,439.65         3,127,981.15
Collections of Principal Receivables           221,104,584.44          186,462,408.75        34,642,175.69
Defaulted Amount                                 6,636,715.01            5,596,889.23         1,039,825.78

Ending Invested / Transferor Amounts         1,172,576,229.81        1,000,000,000.00       172,576,229.81


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                Collateral
B. Monthly Period Funding Requirements                Class A                 Class B            Interest                    Total
--------------------------------------                -------                 -------           ----------                   -----

Principal Funding Account                                0.00                    0.00                 0.00                    0.00
Investment Proceeds for Monthly Period                   0.00                    0.00                 0.00                    0.00
Reserve Draw Amount                                      0.00                    0.00                 0.00                    0.00
Available Reserve Account Amount                         0.00                    0.00                 0.00                    0.00
Reserve Account Surplus                                  0.00                    0.00                 0.00                    0.00

Coupon  May 15, 2002 to June 16, 2002                 1.9800%                 2.1800%              2.6900%
Monthly Interest Due                             1,497,375.00              159,866.67           234,254.17            1,891,495.83
Outstanding Monthly Interest Due                         0.00                    0.00                 0.00                    0.00
Additional Interest Due                                  0.00                    0.00                 0.00                    0.00
Total Interest Due                               1,497,375.00              159,866.67           234,254.17            1,891,495.83
Investor Default Amount                          4,617,433.61              447,751.14           531,704.48            5,596,889.23
Investor Monthly Fees Due                        1,375,000.00              133,333.33           158,333.33            1,666,666.67
Investor Additional Amounts Due
Total Due                                        7,489,808.61              740,951.14           924,291.98            9,155,051.73

Reallocated Investor Finance Charge Collections                                                                      16,836,439.65
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           13.6748%
Base Rate                                                                                                                  3.9355%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                Collateral
C. Certificates - Balances and Distributions          Class A                 Class B            Interest                    Total
--------------------------------------------          -------                 -------           ----------                   -----

Beginning Certificates Balance                 825,000,000.00           80,000,000.00        95,000,000.00        1,000,000,000.00
Interest Distributions                           1,497,375.00              159,866.67           234,254.17            1,891,495.83
Principal Deposits - Prin. Funding Account               0.00                    0.00                 0.00                    0.00
Principal Distributions                                  0.00                    0.00                 0.00                    0.00
Total Distributions                              1,497,375.00              159,866.67           234,254.17            1,891,495.83
Ending Certificates Balance                    825,000,000.00           80,000,000.00        95,000,000.00        1,000,000,000.00




D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                             $1.82

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                         $1.82

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                             $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                 $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                            $0.00
     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                       $0.00

     5.   The amount, if any, by which the outstanding
          principal balance of the Class A Certificates
          exceeds the Class A Invested Amount after giving
          effect to all transactions on such Distribution
          Date:                                                        $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                        $2.00

     2.   Amount of the distribution in
          respect of class B monthly interest:                         $2.00

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                    $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                      $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                  $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                             $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                            $0.00

     5.   The amount, if any, by which the outstanding
          principal balance of the Class B Certificates
          exceeds the Class B Invested Amount after giving
          effect to all transactions on such Distribution
          Date:                                                        $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                       $234,254.17

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                      $234,254.17

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                         $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                           $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                    $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                             $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                            $13,890,062.71

          a.   Class A Monthly Interest:                       $1,497,375.00
          b.   Class A Outstanding Monthly Interest:                   $0.00
          c.   Class A Additional Interest:                            $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):   $4,617,433.61
          e.   Excess Spread:                                  $7,775,254.09

     2.   Class B Available Funds:                             $1,346,915.17

          a.   Class B Monthly Interest:                         $159,866.67
          b.   Class B Outstanding Monthly Interest:                   $0.00
          c.   Class B Additional Interest:                            $0.00
          d.   Excess Spread:                                  $1,187,048.50

     3.   Collateral Available Funds:                          $1,599,461.77

          a.   Excess Spread:                                  $1,599,461.77

     4.   Total Excess Spread:                                $10,561,764.36

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                          84.3322%

     2.   Series 1999-3 Allocable Principal
          Collections:                                       $221,104,584.44

     3.   Principal Allocation Percentage of
          Series 1999-3 Allocable Principal
          Collections:                                       $186,462,408.75

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                        $0.00

     5.   Item 3 minus item 4:                               $186,462,408.75

     6.   Shared Principal Collections from other
          Series allocated to Series 1999-3:                             N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                         $5,596,889.23

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                            $192,059,297.98

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                          $95,000,000.00

     2.   Required Collateral Invested Amount                 $95,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                    $0.00

     4.   Treated as Shared Principal Collections:           $192,059,297.98

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                     N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                      N/A

     3.   Principal Distribution:                                        N/A

     4.   Treated as Shared Principal Collections:                       N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1999-3

     1.   Excess Spread:                                      $10,561,764.36
     2.   Excess Finance Charge Collections:                           $0.00
     3.   Applied to fund Class A Required Amount:                     $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                          $0.00
     5.   Applied to fund Class B overdue Interest:                    $0.00
     6.   Applied to fund Class B Required Amount:               $447,751.14
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                  $0.00
     8.   Applied to Collateral Monthly Interest:                $234,254.17
     9.   Applied to unpaid Monthly Servicing Fee:             $1,666,666.67
     10.  Collateral Default Amount treated as
          Available Principal Collections:                       $531,704.48
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                  $0.00
     12.  Deposited to Reserve Account:                                $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                  $0.00
     l4.  Balance:                                             $7,681,387.92

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                3.9355%
          b.   Prior Monthly Period                                  4.1402%
          c.   Second Prior Monthly Period                           4.1153%

     2.   Three Month Average Base Rate                              4.0637%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                               13.6748%
          b.   Prior Monthly Period                                 13.6477%
          c.   Second Prior Monthly Period                          13.9345%

     4.   Three Month Average Series Adjusted Portfolio Yield       13.7523%



VII. Series 1999-4 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                     Series            Total Investor          Transferors
A. Investor/Transferor Allocations                Allocations            Interest               Interest
----------------------------------                -----------          --------------          -----------
Beginning Invested /Transferor Amount          592,893,189.36          500,000,000.00        92,893,189.36
Beginning Adjusted Invested Amount                        N/A          500,000,000.00                  N/A
Floating Allocation Percentage                            N/A                84.3322%             15.6678%
Principal Allocation Percentage                           N/A                84.3322%             15.6678%
Collections of Finance Chg. Receivables          9,982,210.40            8,421,438.82         1,563,990.58
Collections of Principal Receivables           110,552,292.22           93,231,204.38        17,321,087.85
Defaulted Amount                                 3,318,357.51            2,798,444.61           519,912.89

Ending Invested / Transferor Amounts           586,288,114.90          500,000,000.00        86,288,114.90


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                Collateral
B. Monthly Period Funding Requirements                Class A                 Class B            Interest                    Total
--------------------------------------                -------                 -------           ----------                   ------

Principal Funding Account                                0.00                    0.00                 0.00                    0.00
Investment Proceeds for Monthly Period                   0.00                    0.00                 0.00                    0.00
Reserve Draw Amount                                      0.00                    0.00                 0.00                    0.00
Available Reserve Account Amount                 2,062,500.00                    0.00                 0.00            2,062,500.00
Reserve Account Surplus                                  0.00                    0.00                 0.00                    0.00

Coupon  May 15, 2002 to June 16, 2002                 2.0100%                 2.2600%              2.6400%
Monthly Interest Due                               760,031.25               82,866.67           114,950.00              957,847.92
Outstanding Monthly Interest Due                         0.00                    0.00                 0.00                    0.00
Additional Interest Due                                  0.00                    0.00                 0.00                    0.00
Total Interest Due                                 760,031.25               82,866.67           114,950.00              957,847.92
Investor Default Amount                          2,308,716.81              223,875.57           265,852.24            2,798,444.61
Investor Monthly Fees Due                          687,500.00               66,666.67            79,166.67              833,333.33
Investor Additional Amounts Due
Total Due                                        3,756,248.06              373,408.90           459,968.91            4,589,625.86

Reallocated Investor Finance Charge Collections                                                                       8,421,438.82
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                               3,219.00
Series Adjusted Portfolio Yield                                                                                           13.6826%
Base Rate                                                                                                                  3.9623%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                Collateral
C. Certificates - Balances and Distributions          Class A                 Class B             Interest                   Total
--------------------------------------------          -------                 -------           ----------                   -----

Beginning Certificates Balance                 412,500,000.00           40,000,000.00        47,500,000.00          500,000,000.00
Interest Distributions                             760,031.25               82,866.67           114,950.00              957,847.92
Principal Deposits - Prin. Funding Account               0.00                    0.00                 0.00                    0.00
Principal Distributions                                  0.00                    0.00                 0.00                    0.00
Total Distributions                                760,031.25               82,866.67           114,950.00              957,847.92
Ending Certificates Balance                    412,500,000.00           40,000,000.00        47,500,000.00          500,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                             $1.84

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                         $1.84

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                             $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                 $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                            $0.00
     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                       $0.00

     5.   The amount, if any, by which the outstanding
          principal balance of the Class A Certificates
          exceeds the Class A Invested Amount after giving
          effect to all transactions on such Distribution
          Date:                                                        $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                        $2.07

     2.   Amount of the distribution in
          respect of class B monthly interest:                         $2.07

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                    $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                      $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                  $0.00

     2. The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                             $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                            $0.00

     5.   The amount, if any, by which the outstanding
          principal balance of the Class B Certificates
          exceeds the Class B Invested Amount after giving
          effect to all transactions on such Distribution
          Date:                                                        $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                       $114,950.00

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                      $114,950.00

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                         $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                           $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                    $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                             $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                             $6,947,687.03

          a.   Class A Monthly Interest:                         $760,031.25
          b.   Class A Outstanding Monthly Interest:                   $0.00
          c.   Class A Additional Interest:                            $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):   $2,308,716.81
          e.   Excess Spread:                                  $3,878,938.97

     2.   Class B Available Funds:                               $673,715.11

          a.   Class B Monthly Interest:                          $82,866.67
          b.   Class B Outstanding Monthly Interest:                   $0.00
          c.   Class B Additional Interest:                            $0.00
          d.   Excess Spread:                                    $590,848.44

     3.   Collateral Available Funds:                            $800,036.69

          a.   Excess Spread:                                    $800,036.69

     4.   Total Excess Spread:                                 $5,269,824.10

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                          84.3322%

     2.   Series 1999-4 Allocable Principal
          Collections:                                       $110,552,292.22

     3.   Principal Allocation Percentage of
          Series 1999-4 Allocable Principal
          Collections:                                        $93,231,204.38

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                        $0.00

     5.   Item 3 minus item 4:                                $93,231,204.38

     6.   Shared Principal Collections from other
          Series allocated to Series 1999-4:                             N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                         $2,798,444.61

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                             $96,029,648.99

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                          $47,500,000.00

     2.   Required Collateral Invested Amount                 $47,500,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                    $0.00

     4.   Treated as Shared Principal Collections:            $96,029,648.99

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                     N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                      N/A

     3.   Principal Distribution:                                        N/A

     4.   Treated as Shared Principal Collections:                       N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1999-4

     1.   Excess Spread:                                       $5,269,824.10
     2.   Excess Finance Charge Collections:                           $0.00
     3.   Applied to fund Class A Required Amount:                     $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                          $0.00
     5.   Applied to fund Class B overdue Interest:                    $0.00
     6.   Applied to fund Class B Required Amount:               $223,875.57
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                  $0.00
     8.   Applied to Collateral Monthly Interest:                $114,950.00
     9.   Applied to unpaid Monthly Servicing Fee:               $833,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                       $265,852.24
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                  $0.00
     12.  Deposited to Reserve Account:                                $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                  $0.00
     l4.  Balance:                                             $3,831,812.96

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                3.9623%
          b.   Prior Monthly Period                                  4.1669%
          c.   Second Prior Monthly Period                           4.1421%

     2.   Three Month Average Base Rate                              4.0904%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                               13.6826%
          b.   Prior Monthly Period                                 13.6547%
          c.   Second Prior Monthly Period                          13.9345%

     4.   Three Month Average Series Adjusted Portfolio Yield       13.7572%



VIII. Series 1999-5 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                    Series             Total Investor          Transferors
A. Investor/Transferor Allocations                Allocations             Interest               Interest
----------------------------------                -----------          --------------          -----------
Beginning Invested /Transferor Amount          592,893,189.36          500,000,000.00        92,893,189.36
Beginning Adjusted Invested Amount                        N/A          500,000,000.00                  N/A
Floating Allocation Percentage                            N/A                84.3322%             15.6678%
Principal Allocation Percentage                           N/A                84.3322%             15.6678%
Collections of Finance Chg. Receivables          9,982,210.40            8,418,219.82         1,563,990.58
Collections of Principal Receivables           110,552,292.22           93,231,204.38        17,321,087.85
Defaulted Amount                                 3,318,357.51            2,798,444.61           519,912.89

Ending Invested / Transferor Amounts           586,288,114.90          500,000,000.00        86,288,114.90


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                Collateral
B. Monthly Period Funding Requirements                Class A                 Class B            Interest                    Total
--------------------------------------                -------                 -------           ----------                   -----

Principal Funding Account                                0.00                    0.00                 0.00                    0.00
Investment Proceeds for Monthly Period                   0.00                    0.00                 0.00                    0.00
Reserve Draw Amount                                      0.00                    0.00                 0.00                    0.00
Available Reserve Account Amount                         0.00                    0.00                 0.00                    0.00
Reserve Account Surplus                                  0.00                    0.00                 0.00                    0.00

Coupon  May 15, 2002 to June 16, 2002                 2.0800%                 2.3200%              2.7400%
Monthly Interest Due                               786,500.00               85,066.67           119,304.17              990,870.83
Outstanding Monthly Interest Due                         0.00                    0.00                 0.00                    0.00
Additional Interest Due                                  0.00                    0.00                 0.00                    0.00
Total Interest Due                                 786,500.00               85,066.67           119,304.17              990,870.83
Investor Default Amount                          2,308,716.81              223,875.57           265,852.24            2,798,444.61
Investor Monthly Fees Due                          687,500.00               66,666.67            79,166.67              833,333.33
Investor Additional Amounts Due
Total Due                                        3,782,716.81              375,608.90           464,323.07            4,622,648.78

Reallocated Investor Finance Charge Collections                                                                       8,418,219.82
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           13.6748%
Base Rate                                                                                                                  4.0354%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                Collateral
C. Certificates - Balances and Distributions          Class A                 Class B            Interest                    Total
--------------------------------------------          -------                 -------           ----------                   -----

Beginning Certificates Balance                 412,500,000.00           40,000,000.00        47,500,000.00          500,000,000.00
Interest Distributions                             786,500.00               85,066.67           119,304.17              990,870.83
Principal Deposits - Prin. Funding Account               0.00                    0.00                 0.00                    0.00
Principal Distributions                                  0.00                    0.00                 0.00                    0.00
Total Distributions                                786,500.00               85,066.67           119,304.17              990,870.83
Ending Certificates Balance                    412,500,000.00           40,000,000.00        47,500,000.00          500,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                             $1.91

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                         $1.91

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                             $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                 $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                            $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                       $0.00

     5.   The amount, if any, by which the outstanding
          principal balance of the Class A Certificates
          exceeds the Class A Invested Amount after giving
          effect to all transactions on such Distribution
          Date:                                                        $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                        $2.13

     2.   Amount of the distribution in
          respect of class B monthly interest:                         $2.13

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                    $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                      $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                  $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                             $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                            $0.00

     5.   The amount, if any, by which the outstanding
          principal balance of the Class B Certificates
          exceeds the Class B Invested Amount after giving
          effect to all transactions on such Distribution
          Date:                                                        $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                       $119,304.17

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                      $119,304.17

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                         $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                           $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                    $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                             $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                             $6,945,031.35

          a.   Class A Monthly Interest:                         $786,500.00
          b.   Class A Outstanding Monthly Interest:                   $0.00
          c.   Class A Additional Interest:                            $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):   $2,308,716.81
          e.   Excess Spread:                                  $3,849,814.55

     2.   Class B Available Funds:                               $673,457.59

          a.   Class B Monthly Interest:                          $85,066.67
          b.   Class B Outstanding Monthly Interest:                   $0.00
          c.   Class B Additional Interest:                            $0.00
          d.   Excess Spread:                                    $588,390.92

     3.   Collateral Available Funds:                            $799,730.88

          a.   Excess Spread:                                    $799,730.88

     4.   Total Excess Spread:                                 $5,237,936.35

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                          84.3322%

     2.   Series 1999-5 Allocable Principal
          Collections:                                       $110,552,292.22

     3.   Principal Allocation Percentage of
          Series 1999-5 Allocable Principal
          Collections:                                        $93,231,204.38

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                        $0.00

     5.   Item 3 minus item 4:                                $93,231,204.38

     6.   Shared Principal Collections from other
          Series allocated to Series 1999-5:                             N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                         $2,798,444.61

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                             $96,029,648.99

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                          $47,500,000.00

     2.   Required Collateral Invested Amount                 $47,500,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                    $0.00

     4.   Treated as Shared Principal Collections:            $96,029,648.99

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                     N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                      N/A

     3.   Principal Distribution:                                        N/A

     4.   Treated as Shared Principal Collections:                       N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1999-5

     1.   Excess Spread:                                       $5,237,936.35
     2.   Excess Finance Charge Collections:                           $0.00
     3.   Applied to fund Class A Required Amount:                     $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                          $0.00
     5.   Applied to fund Class B overdue Interest:                    $0.00
     6.   Applied to fund Class B Required Amount:               $223,875.57
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                  $0.00
     8.   Applied to Collateral Monthly Interest:                $119,304.17
     9.   Applied to unpaid Monthly Servicing Fee:               $833,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                       $265,852.24
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                  $0.00
     12.  Deposited to Reserve Account:                                $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                  $0.00
     l4.  Balance:                                             $3,795,571.04

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                4.0354%
          b.   Prior Monthly Period                                  4.2400%
          c.   Second Prior Monthly Period                           4.2151%

     2.   Three Month Average Base Rate                              4.1635%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                               13.6748%
          b.   Prior Monthly Period                                 13.6477%
          c.   Second Prior Monthly Period                          13.9345%

     4.   Three Month Average Series Adjusted Portfolio Yield       13.7523%



IX. Series 1999-6 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                    Series             Total Investor          Transferors
A. Investor/Transferor Allocations                Allocations             Interest              Interest
----------------------------------                -----------           -------------          -----------
Beginning Invested /Transferor Amount          592,893,189.36          500,000,000.00        92,893,189.36
Beginning Adjusted Invested Amount                        N/A          500,000,000.00                  N/A
Floating Allocation Percentage                            N/A                84.3322%             15.6678%
Principal Allocation Percentage                           N/A                84.3322%             15.6678%
Collections of Finance Chg. Receivables          9,982,210.40            8,421,381.82         1,563,990.58
Collections of Principal Receivables           110,552,292.22           93,231,204.38        17,321,087.85
Defaulted Amount                                 3,318,357.51            2,798,444.61           519,912.89

Ending Invested / Transferor Amounts           586,288,114.90          500,000,000.00        86,288,114.90


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                Collateral
B. Monthly Period Funding Requirements                Class A                 Class B            Interest                    Total
--------------------------------------                -------                 -------           ----------                   -----

Principal Funding Account                                0.00                    0.00                 0.00                    0.00
Investment Proceeds for Monthly Period                   0.00                    0.00                 0.00                    0.00
Reserve Draw Amount                                      0.00                    0.00                 0.00                    0.00
Available Reserve Account Amount                 2,062,500.00                    0.00                 0.00            2,062,500.00
Reserve Account Surplus                                  0.00                    0.00                 0.00                    0.00

Coupon  May 15, 2002 to June 16, 2002                 2.0400%                 2.2700%              2.7400%
Monthly Interest Due                               771,375.00               83,233.33           119,304.17              973,912.50
Outstanding Monthly Interest Due                         0.00                    0.00                 0.00                    0.00
Additional Interest Due                                  0.00                    0.00                 0.00                    0.00
Total Interest Due                                 771,375.00               83,233.33           119,304.17              973,912.50
Investor Default Amount                          2,308,716.81              223,875.57           265,852.24            2,798,444.61
Investor Monthly Fees Due                          687,500.00               66,666.67            79,166.67              833,333.33
Investor Additional Amounts Due
Total Due                                        3,767,591.81              373,775.57           464,323.07            4,605,690.45

Reallocated Investor Finance Charge Collections                                                                       8,421,381.82
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                               3,162.00
Series Adjusted Portfolio Yield                                                                                           13.6825%
Base Rate                                                                                                                  3.9978%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                Collateral
C. Certificates - Balances and Distributions          Class A                 Class B            Interest                    Total
--------------------------------------------          -------                 -------           ----------                   -----

Beginning Certificates Balance                 412,500,000.00           40,000,000.00        47,500,000.00          500,000,000.00
Interest Distributions                             771,375.00               83,233.33           119,304.17              973,912.50
Principal Deposits - Prin. Funding Account               0.00                    0.00                 0.00                    0.00
Principal Distributions                                  0.00                    0.00                 0.00                    0.00
Total Distributions                                771,375.00               83,233.33           119,304.17              973,912.50
Ending Certificates Balance                    412,500,000.00           40,000,000.00        47,500,000.00          500,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                             $1.87

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                         $1.87

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                             $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                 $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                            $0.00
     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                       $0.00

     5.   The amount, if any, by which the outstanding
          principal balance of the Class A Certificates
          exceeds the Class A Invested Amount after giving
          effect to all transactions on such Distribution
          Date:                                                        $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                        $2.08

     2.   Amount of the distribution in
          respect of class B monthly interest:                         $2.08

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                    $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                      $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                  $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                             $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                            $0.00

     5.   The amount, if any, by which the outstanding
          principal balance of the Class B Certificates
          exceeds the Class B Invested Amount after giving
          effect to all transactions on such Distribution
          Date:                                                        $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                       $119,304.17

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                      $119,304.17

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                         $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                           $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                    $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                             $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                             $6,947,640.00

          a.   Class A Monthly Interest:                         $771,375.00
          b.   Class A Outstanding Monthly Interest:                   $0.00
          c.   Class A Additional Interest:                            $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):   $2,308,716.81
          e.   Excess Spread:                                  $3,867,548.20

     2.   Class B Available Funds:                               $673,710.55

          a.   Class B Monthly Interest:                          $83,233.33
          b.   Class B Outstanding Monthly Interest:                   $0.00
          c.   Class B Additional Interest:                            $0.00
          d.   Excess Spread:                                    $590,477.21

     3.   Collateral Available Funds:                            $800,031.27

          a.   Excess Spread:                                    $800,031.27

     4.   Total Excess Spread:                                 $5,258,056.68

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                          84.3322%

     2.   Series 1999-6 Allocable Principal
          Collections:                                       $110,552,292.22

     3.   Principal Allocation Percentage of
          Series 1999-6 Allocable Principal
          Collections:                                        $93,231,204.38

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                        $0.00

     5.   Item 3 minus item 4:                                $93,231,204.38

     6.   Shared Principal Collections from other
          Series allocated to Series 1999-6:                             N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                         $2,798,444.61

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                             $96,029,648.99

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                          $47,500,000.00

     2.   Required Collateral Invested Amount                 $47,500,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                    $0.00

     4.   Treated as Shared Principal Collections:            $96,029,648.99

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                     N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                      N/A

     3.   Principal Distribution:                                        N/A

     4.   Treated as Shared Principal Collections:                       N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1999-6

     1.   Excess Spread:                                       $5,258,056.68
     2.   Excess Finance Charge Collections:                           $0.00
     3.   Applied to fund Class A Required Amount:                     $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                          $0.00
     5.   Applied to fund Class B overdue Interest:                    $0.00
     6.   Applied to fund Class B Required Amount:               $223,875.57
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                  $0.00
     8.   Applied to Collateral Monthly Interest:                $119,304.17
     9.   Applied to unpaid Monthly Servicing Fee:               $833,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                       $265,852.24
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                  $0.00
     12.  Deposited to Reserve Account:                                $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                  $0.00
     l4.  Balance:                                             $3,815,691.37

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                3.9978%
          b.   Prior Monthly Period                                  4.2025%
          c.   Second Prior Monthly Period                           4.1776%

     2.   Three Month Average Base Rate                              4.1260%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                               13.6825%
          b.   Prior Monthly Period                                 13.6477%
          c.   Second Prior Monthly Period                          13.9345%

     4.   Three Month Average Series Adjusted Portfolio Yield       13.7549%



X. Series 2000-1 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                    Series             Total Investor          Transferors
A. Investor/Transferor Allocations                Allocations              Interest             Interest
----------------------------------                -----------          --------------           ----------
Beginning Invested /Transferor Amount          592,893,189.36          500,000,000.00        92,893,189.36
Beginning Adjusted Invested Amount                        N/A          500,000,000.00                  N/A
Floating Allocation Percentage                            N/A                84.3322%             15.6678%
Principal Allocation Percentage                           N/A                84.3322%             15.6678%
Collections of Finance Chg. Receivables          9,982,210.40            8,418,219.82         1,563,990.58
Collections of Principal Receivables           110,552,292.22           93,231,204.38        17,321,087.85
Defaulted Amount                                 3,318,357.51            2,798,444.61           519,912.89

Ending Invested / Transferor Amounts           586,288,114.90          500,000,000.00        86,288,114.90


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                Collateral
B. Monthly Period Funding Requirements                Class A                 Class B            Interest                    Total
--------------------------------------                -------                 -------           ----------                   -----

Principal Funding Account                                0.00                    0.00                 0.00                    0.00
Investment Proceeds for Monthly Period                   0.00                    0.00                 0.00                    0.00
Reserve Draw Amount                                      0.00                    0.00                 0.00                    0.00
Available Reserve Account Amount                         0.00                    0.00                 0.00                    0.00
Reserve Account Surplus                                  0.00                    0.00                 0.00                    0.00

Coupon  May 15, 2002 to June 16, 2002                 7.2000%                 7.4000%              2.7400%
Monthly Interest Due                             2,595,000.00              185,000.00            94,187.50            2,874,187.50
Outstanding Monthly Interest Due                         0.00                    0.00                 0.00                    0.00
Additional Interest Due                                  0.00                    0.00                 0.00                    0.00
Total Interest Due                               2,595,000.00              185,000.00            94,187.50            2,874,187.50
Investor Default Amount                          2,420,654.59              167,906.68           209,883.35            2,798,444.61
Investor Monthly Fees Due                          720,833.33               50,000.00            62,500.00              833,333.33
Investor Additional Amounts Due
Total Due                                        5,736,487.93              402,906.68           366,570.85            6,505,965.45

Reallocated Investor Finance Charge Collections                                                                       8,418,219.82
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           13.6748%
Base Rate                                                                                                                  8.2015%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                Collateral
C. Certificates - Balances and Distributions          Class A                 Class B            Interest                    Total
--------------------------------------------          -------                 -------           ----------                   -----

Beginning Certificates Balance                 432,500,000.00           30,000,000.00        37,500,000.00          500,000,000.00
Interest Distributions                           2,595,000.00              185,000.00            94,187.50            2,874,187.50
Principal Deposits - Prin. Funding Account               0.00                    0.00                 0.00                    0.00
Principal Distributions                                  0.00                    0.00                 0.00                    0.00
Total Distributions                              2,595,000.00              185,000.00            94,187.50            2,874,187.50
Ending Certificates Balance                    432,500,000.00           30,000,000.00        37,500,000.00          500,000,000.00


D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                             $6.00

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                         $6.00

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                             $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                 $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                            $0.00
     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                       $0.00

     5.   The amount, if any, by which the outstanding
          principal balance of the Class A Certificates
          exceeds the Class A Invested Amount after giving
          effect to all transactions on such Distribution
          Date:                                                        $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                        $6.17

     2.   Amount of the distribution in
          respect of class B monthly interest:                         $6.17

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                    $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                      $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                  $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                             $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                            $0.00

     5.   The amount, if any, by which the outstanding
          principal balance of the Class B Certificates
          exceeds the Class B Invested Amount after giving
          effect to all transactions on such Distribution
          Date:                                                        $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                        $94,187.50

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                       $94,187.50

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                         $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                           $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                    $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                             $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                             $7,281,760.15

          a.   Class A Monthly Interest:                       $2,595,000.00
          b.   Class A Outstanding Monthly Interest:                   $0.00
          c.   Class A Additional Interest:                            $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):   $2,420,654.59
          e.   Excess Spread:                                  $2,266,105.55

     2.   Class B Available Funds:                               $505,093.19

          a.   Class B Monthly Interest:                         $185,000.00
          b.   Class B Outstanding Monthly Interest:                   $0.00
          c.   Class B Additional Interest:                            $0.00
          d.   Excess Spread:                                    $320,093.19

     3.   Collateral Available Funds:                            $631,366.49

          a.   Excess Spread:                                    $631,366.49

     4.   Total Excess Spread:                                 $3,217,565.23

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                          84.3322%

     2.   Series 2000-1 Allocable Principal
          Collections:                                       $110,552,292.22

     3.   Principal Allocation Percentage of
          Series 2000-1 Allocable Principal
          Collections:                                        $93,231,204.38

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                        $0.00

     5.   Item 3 minus item 4:                                $93,231,204.38

     6.   Shared Principal Collections from other
          Series allocated to Series 2000-1:                             N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                         $2,798,444.61

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                             $96,029,648.99

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                          $37,500,000.00

     2.   Required Collateral Invested Amount                 $37,500,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                    $0.00

     4.   Treated as Shared Principal Collections:            $96,029,648.99

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                     N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                      N/A

     3.   Principal Distribution:                                        N/A

     4.   Treated as Shared Principal Collections:                       N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2000-1

     1.   Excess Spread:                                       $3,217,565.23
     2.   Excess Finance Charge Collections:                           $0.00
     3.   Applied to fund Class A Required Amount:                     $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                          $0.00
     5.   Applied to fund Class B overdue Interest:                    $0.00
     6.   Applied to fund Class B Required Amount:               $167,906.68
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                  $0.00
     8.   Applied to Collateral Monthly Interest:                 $94,187.50
     9.   Applied to unpaid Monthly Servicing Fee:               $833,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                       $209,883.35
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                  $0.00
     12.  Deposited to Reserve Account:                                $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                  $0.00
     l4.  Balance:                                             $1,912,254.37

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                8.2015%
          b.   Prior Monthly Period                                  9.0023%
          c.   Second Prior Monthly Period                           8.7217%

     2.   Three Month Average Base Rate                              8.6418%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                               13.6748%
          b.   Prior Monthly Period                                 13.6477%
          c.   Second Prior Monthly Period                          13.9345%

     4.   Three Month Average Series Adjusted Portfolio Yield       13.7523%



XI. Series 2000-2 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                     Series            Total Investor          Transferors
A. Investor/Transferor Allocations                Allocations            Interest               Interest
----------------------------------                -----------          --------------          -----------
Beginning Invested /Transferor Amount          592,893,189.36          500,000,000.00        92,893,189.36
Beginning Adjusted Invested Amount                        N/A          500,000,000.00                  N/A
Floating Allocation Percentage                            N/A                84.3322%             15.6678%
Principal Allocation Percentage                           N/A                84.3322%             15.6678%
Collections of Finance Chg. Receivables          9,982,210.40            8,418,219.82         1,563,990.58
Collections of Principal Receivables           110,552,292.22           93,231,204.38        17,321,087.85
Defaulted Amount                                 3,318,357.51            2,798,444.61           519,912.89

Ending Invested / Transferor Amounts           586,288,114.90          500,000,000.00        86,288,114.90


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                Collateral
B. Monthly Period Funding Requirements                Class A                 Class B            Interest                    Total
--------------------------------------                -------                 -------           ----------                   -----

Principal Funding Account                                0.00                    0.00                 0.00                    0.00
Investment Proceeds for Monthly Period                   0.00                    0.00                 0.00                    0.00
Reserve Draw Amount                                      0.00                    0.00                 0.00                    0.00
Available Reserve Account Amount                         0.00                    0.00                 0.00                    0.00
Reserve Account Surplus                                  0.00                    0.00                 0.00                    0.00

Coupon  May 15, 2002 to June 16, 2002                 2.0050%                 2.1900%              2.7400%
Monthly Interest Due                               758,140.63               80,300.00           119,304.17              957,744.79
Outstanding Monthly Interest Due                         0.00                    0.00                 0.00                    0.00
Additional Interest Due                                  0.00                    0.00                 0.00                    0.00
Total Interest Due                                 758,140.63               80,300.00           119,304.17              957,744.79
Investor Default Amount                          2,308,716.81              223,875.57           265,852.24            2,798,444.61
Investor Monthly Fees Due                          687,500.00               66,666.67            79,166.67              833,333.33
Investor Additional Amounts Due
Total Due                                        3,754,357.43              370,842.24           464,323.07            4,589,522.74

Reallocated Investor Finance Charge Collections                                                                       8,418,219.82
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           13.6748%
Base Rate                                                                                                                  3.9621%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                Collateral
C. Certificates - Balances and Distributions          Class A                 Class B            Interest                    Total
--------------------------------------------          -------                 -------           ----------                   -----

Beginning Certificates Balance                 412,500,000.00           40,000,000.00        47,500,000.00          500,000,000.00
Interest Distributions                             758,140.63               80,300.00           119,304.17              957,744.79
Principal Deposits - Prin. Funding Account               0.00                    0.00                 0.00                    0.00
Principal Distributions                                  0.00                    0.00                 0.00                    0.00
Total Distributions                                758,140.63               80,300.00           119,304.17              957,744.79
Ending Certificates Balance                    412,500,000.00           40,000,000.00        47,500,000.00          500,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                             $1.84

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                         $1.84

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                             $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                 $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                            $0.00
     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                       $0.00

     5.   The amount, if any, by which the outstanding
          principal balance of the Class A Certificates
          exceeds the Class A Invested Amount after giving
          effect to all transactions on such Distribution
          Date:                                                        $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                        $2.01

     2.   Amount of the distribution in
          respect of class B monthly interest:                         $2.01

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                    $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                      $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                  $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                             $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                            $0.00

     5.   The amount, if any, by which the outstanding
          principal balance of the Class B Certificates
          exceeds the Class B Invested Amount after giving
          effect to all transactions on such Distribution
          Date:                                                        $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                       $119,304.17

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                      $119,304.17

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                         $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                           $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                    $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                             $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                             $6,945,031.35

          a.   Class A Monthly Interest:                         $758,140.63
          b.   Class A Outstanding Monthly Interest:                   $0.00
          c.   Class A Additional Interest:                            $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):   $2,308,716.81
          e.   Excess Spread:                                  $3,878,173.92

     2.   Class B Available Funds:                               $673,457.59

          a.   Class B Monthly Interest:                          $80,300.00
          b.   Class B Outstanding Monthly Interest:                   $0.00
          c.   Class B Additional Interest:                            $0.00
          d.   Excess Spread:                                    $593,157.59

     3.   Collateral Available Funds:                            $799,730.88

          a.   Excess Spread:                                    $799,730.88

     4.   Total Excess Spread:                                 $5,271,062.39

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                          84.3322%

     2.   Series 2000-2 Allocable Principal
          Collections:                                       $110,552,292.22

     3.   Principal Allocation Percentage of
          Series 2000-2 Allocable Principal
          Collections:                                        $93,231,204.38

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                        $0.00

     5.   Item 3 minus item 4:                                $93,231,204.38

     6.   Shared Principal Collections from other
          Series allocated to Series 2000-2:                             N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                         $2,798,444.61

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                             $96,029,648.99

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                          $47,500,000.00

     2.   Required Collateral Invested Amount                 $47,500,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                    $0.00

     4.   Treated as Shared Principal Collections:            $96,029,648.99

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                     N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                      N/A

     3.   Principal Distribution:                                        N/A

     4.   Treated as Shared Principal Collections:                       N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2000-2

     1.   Excess Spread:                                       $5,271,062.39
     2.   Excess Finance Charge Collections:                           $0.00
     3.   Applied to fund Class A Required Amount:                     $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                          $0.00
     5.   Applied to fund Class B overdue Interest:                    $0.00
     6.   Applied to fund Class B Required Amount:               $223,875.57
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                  $0.00
     8.   Applied to Collateral Monthly Interest:                $119,304.17
     9.   Applied to unpaid Monthly Servicing Fee:               $833,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                       $265,852.24
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                  $0.00
     12.  Deposited to Reserve Account:                                $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                  $0.00
     l4.  Balance:                                             $3,828,697.08

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                3.9621%
          b.   Prior Monthly Period                                  4.1667%
          c.   Second Prior Monthly Period                           4.1418%

     2.   Three Month Average Base Rate                              4.0902%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                               13.6748%
          b.   Prior Monthly Period                                 13.6477%
          c.   Second Prior Monthly Period                          13.9345%

     4.   Three Month Average Series Adjusted Portfolio Yield       13.7523%



XII. Series 2000-3 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                    Series             Total Investor          Transferors
A. Investor/Transferor Allocations                Allocations              Interest             Interest
----------------------------------                -----------          --------------          -----------
Beginning Invested /Transferor Amount        1,185,786,378.73        1,000,000,000.00       185,786,378.73
Beginning Adjusted Invested Amount                        N/A        1,000,000,000.00                  N/A
Floating Allocation Percentage                            N/A                84.3322%             15.6678%
Principal Allocation Percentage                           N/A                84.3322%             15.6678%
Collections of Finance Chg. Receivables         19,964,420.80           16,836,439.65         3,127,981.15
Collections of Principal Receivables           221,104,584.44          186,462,408.75        34,642,175.69
Defaulted Amount                                 6,636,715.01            5,596,889.23         1,039,825.78

Ending Invested / Transferor Amounts         1,172,576,229.81        1,000,000,000.00       172,576,229.81


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                Collateral
B. Monthly Period Funding Requirements                Class A                 Class B            Interest                    Total
--------------------------------------                -------                 -------            ---------                   ------

Principal Funding Account                                0.00                    0.00                 0.00                    0.00
Investment Proceeds for Monthly Period                   0.00                    0.00                 0.00                    0.00
Reserve Draw Amount                                      0.00                    0.00                 0.00                    0.00
Available Reserve Account Amount                         0.00                    0.00                 0.00                    0.00
Reserve Account Surplus                                  0.00                    0.00                 0.00                    0.00

Coupon  May 15, 2002 to June 16, 2002                 2.0000%                 2.1900%              2.6400%
Monthly Interest Due                             1,512,500.00              160,600.00           229,900.00            1,903,000.00
Outstanding Monthly Interest Due                         0.00                    0.00                 0.00                    0.00
Additional Interest Due                                  0.00                    0.00                 0.00                    0.00
Total Interest Due                               1,512,500.00              160,600.00           229,900.00            1,903,000.00
Investor Default Amount                          4,617,433.61              447,751.14           531,704.48            5,596,889.23
Investor Monthly Fees Due                        1,375,000.00              133,333.33           158,333.33            1,666,666.67
Investor Additional Amounts Due
Total Due                                        7,504,933.61              741,684.47           919,937.81            9,166,555.90

Reallocated Investor Finance Charge Collections                                                                      16,836,439.65
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           13.6748%
Base Rate                                                                                                                  3.9483%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                Collateral
C. Certificates - Balances and Distributions          Class A                 Class B            Interest                    Total
--------------------------------------------          -------                 -------           ----------                   -----

Beginning Certificates Balance                 825,000,000.00           80,000,000.00        95,000,000.00        1,000,000,000.00
Interest Distributions                           1,512,500.00              160,600.00           229,900.00            1,903,000.00
Principal Deposits - Prin. Funding Account               0.00                    0.00                 0.00                    0.00
Principal Distributions                                  0.00                    0.00                 0.00                    0.00
Total Distributions                              1,512,500.00              160,600.00           229,900.00            1,903,000.00
Ending Certificates Balance                    825,000,000.00           80,000,000.00        95,000,000.00        1,000,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                             $1.83

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                         $1.83

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                             $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                 $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                            $0.00
     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                       $0.00

     5.   The amount, if any, by which the outstanding
          principal balance of the Class A Certificates
          exceeds the Class A Invested Amount after giving
          effect to all transactions on such Distribution
          Date:                                                        $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                        $2.01

     2.   Amount of the distribution in
          respect of class B monthly interest:                         $2.01

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                    $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                      $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
         of Class B Invested Amount:                                   $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                             $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                            $0.00

     5.   The amount, if any, by which the outstanding
          principal balance of the Class B Certificates
          exceeds the Class B Invested Amount after giving
          effect to all transactions on such Distribution
          Date:                                                        $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                       $229,900.00

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                      $229,900.00

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                         $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                           $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                    $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                             $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                            $13,890,062.71

          a.   Class A Monthly Interest:                       $1,512,500.00
          b.   Class A Outstanding Monthly Interest:                   $0.00
          c.   Class A Additional Interest:                            $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):   $4,617,433.61
          e.   Excess Spread:                                  $7,760,129.09

     2.   Class B Available Funds:                             $1,346,915.17

          a.   Class B Monthly Interest:                         $160,600.00
          b.   Class B Outstanding Monthly Interest:                   $0.00
          c.   Class B Additional Interest:                            $0.00
          d.   Excess Spread:                                  $1,186,315.17

     3.   Collateral Available Funds:                          $1,599,461.77

          a.   Excess Spread:                                  $1,599,461.77

     4.   Total Excess Spread:                                $10,545,906.03

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                          84.3322%

     2.   Series 2000-3 Allocable Principal
          Collections:                                       $221,104,584.44

     3.   Principal Allocation Percentage of
          Series 2000-3 Allocable Principal
          Collections:                                       $186,462,408.75

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                        $0.00

     5.   Item 3 minus item 4:                               $186,462,408.75

     6.   Shared Principal Collections from other
          Series allocated to Series 2000-3:                             N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                         $5,596,889.23

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                            $192,059,297.98

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                          $95,000,000.00

     2.   Required Collateral Invested Amount                 $95,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                    $0.00

     4.   Treated as Shared Principal Collections:           $192,059,297.98

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                     N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                      N/A

     3.   Principal Distribution:                                        N/A

     4.   Treated as Shared Principal Collections:                       N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2000-3

     1.   Excess Spread:                                      $10,545,906.03
     2.   Excess Finance Charge Collections:                           $0.00
     3.   Applied to fund Class A Required Amount:                     $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                          $0.00
     5.   Applied to fund Class B overdue Interest:                    $0.00
     6.   Applied to fund Class B Required Amount:               $447,751.14
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                  $0.00
     8.   Applied to Collateral Monthly Interest:                $229,900.00
     9.   Applied to unpaid Monthly Servicing Fee:             $1,666,666.67
     10.  Collateral Default Amount treated as
          Available Principal Collections:                       $531,704.48
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                  $0.00
     12.  Deposited to Reserve Account:                                $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                  $0.00
     l4.  Balance:                                             $7,669,883.75

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                3.9483%
          b.   Prior Monthly Period                                  4.1529%
          c.   Second Prior Monthly Period                           4.1280%

     2.   Three Month Average Base Rate                              4.0764%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                               13.6748%
          b.   Prior Monthly Period                                 13.6477%
          c.   Second Prior Monthly Period                          13.9345%

     4.   Three Month Average Series Adjusted Portfolio Yield       13.7523%



XIII. Series 2000-4 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                    Series             Total Investor          Transferors
A. Investor/Transferor Allocations                Allocations             Interest              Interest
----------------------------------                -----------          --------------          -----------
Beginning Invested /Transferor Amount        1,437,317,756.95        1,212,122,000.00       225,195,756.95
Beginning Adjusted Invested Amount                        N/A        1,212,122,000.00                  N/A
Floating Allocation Percentage                            N/A                84.3322%             15.6678%
Principal Allocation Percentage                           N/A                84.3322%             15.6678%
Collections of Finance Chg. Receivables         24,199,313.67           20,407,818.90         3,791,494.77
Collections of Principal Receivables           268,005,731.11          226,015,187.82        41,990,543.28
Defaulted Amount                                 8,044,508.27            6,784,112.57         1,260,395.71

Ending Invested / Transferor Amounts         1,421,305,444.82        1,212,122,000.00       209,183,444.82


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                Collateral
B. Monthly Period Funding Requirements                Class A                 Class B            Interest                    Total
--------------------------------------                -------                 -------           ----------                   -----

Principal Funding Account                                0.00                    0.00                 0.00                    0.00
Investment Proceeds for Monthly Period                   0.00                    0.00                 0.00                    0.00
Reserve Draw Amount                                      0.00                    0.00                 0.00                    0.00
Available Reserve Account Amount                         0.00                    0.00                 0.00                    0.00
Reserve Account Surplus                                  0.00                    0.00                 0.00                    0.00

Coupon  May 15, 2002 to June 16, 2002                 2.1250%                 2.3500%              2.6900%
Monthly Interest Due                             1,947,916.67              208,889.54           283,945.64            2,440,751.85
Outstanding Monthly Interest Due                         0.00                    0.00                 0.00                    0.00
Additional Interest Due                                  0.00                    0.00                 0.00                    0.00
Total Interest Due                               1,947,916.67              208,889.54           283,945.64            2,440,751.85
Investor Default Amount                          5,596,889.23              542,730.35           644,492.99            6,784,112.57
Investor Monthly Fees Due                        1,666,666.67              161,616.67           191,920.00            2,020,203.33
Investor Additional Amounts Due
Total Due                                        9,211,472.56              913,236.56         1,120,358.63           11,245,067.75

Reallocated Investor Finance Charge Collections                                                                      20,407,818.90
Interest and Principal Funding Investment Proceeds                                                                        5,844.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           13.6807%
Base Rate                                                                                                                  4.0706%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                Collateral
C. Certificates - Balances and Distributions          Class A                 Class B            Interest                    Total
--------------------------------------------          -------                 -------           ----------                   -----

Beginning Certificates Balance               1,000,000,000.00           96,970,000.00       115,152,000.00        1,212,122,000.00
Interest Distributions                           1,947,916.67              208,889.54           283,945.64            2,440,751.85
Interest Deposits - Interest Funding Account    (1,947,916.67)            (208,889.54)                0.00           (2,156,806.21)
Interest Funding Account Distributions           5,548,611.11              595,018.69                 0.00            6,143,629.81
Principal Deposits - Prin. Funding Account               0.00                    0.00                 0.00                    0.00
Principal Distributions                                  0.00                    0.00                 0.00                    0.00
Total Distributions                              5,548,611.11              595,018.69           283,945.64            6,427,575.45
Ending Interest Funding Account Balance                  0.00                    0.00                 0.00                    0.00
Ending Certificates Balance                  1,000,000,000.00           96,970,000.00       115,152,000.00        1,212,122,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                             $1.95

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                         $1.95

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                             $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                 $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                            $0.00
     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                       $0.00

     5.   The amount, if any, by which the outstanding
          principal balance of the Class A Certificates
          exceeds the Class A Invested Amount after giving
          effect to all transactions on such Distribution
          Date:                                                        $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                        $2.15

     2.   Amount of the distribution in
          respect of class B monthly interest:                         $2.15

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                    $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                      $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                  $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                             $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                            $0.00

     5.   The amount, if any, by which the outstanding
          principal balance of the Class B Certificates
          exceeds the Class B Invested Amount after giving
          effect to all transactions on such Distribution
          Date:                                                        $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                       $283,945.64

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                      $283,945.64

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                         $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                           $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                    $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                             $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds
          (Includes Int. Income from IFA):                    $16,842,283.65

          a.   Class A Monthly Interest:                       $1,947,916.67
          b.   Class A Outstanding Monthly Interest:                   $0.00
          c.   Class A Additional Interest:                            $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):   $5,596,889.23
          e.   Excess Spread:                                  $9,297,477.75

     2.   Class B Available Funds:                             $1,632,629.55

          a.   Class B Monthly Interest:                         $208,889.54
          b.   Class B Outstanding Monthly Interest:                   $0.00
          c.   Class B Additional Interest:                            $0.00
          d.   Excess Spread:                                  $1,423,740.01

     3.   Collateral Available Funds:                          $1,938,749.70

          a.   Excess Spread:                                  $1,938,749.70

     4.   Total Excess Spread:                                $12,659,967.46

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                          84.3322%

     2.   Series 2000-4 Allocable Principal
          Collections:                                       $268,005,731.11

     3.   Principal Allocation Percentage of
          Series 2000-4 Allocable Principal
          Collections:                                       $226,015,187.82

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                        $0.00

     5.   Item 3 minus item 4:                               $226,015,187.82

     6.   Shared Principal Collections from other
          Series allocated to Series 2000-4:                             N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                         $6,784,112.57

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                            $232,799,300.39

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                         $115,152,000.00

     2.   Required Collateral Invested Amount                $115,152,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                    $0.00

     4.   Treated as Shared Principal Collections:           $232,799,300.39

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                     N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                      N/A

     3.   Principal Distribution:                                        N/A

     4.   Treated as Shared Principal Collections:                       N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2000-4

     1.   Excess Spread:                                      $12,659,967.46
     2.   Excess Finance Charge Collections:                           $0.00
     3.   Applied to fund Class A Required Amount:                     $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                          $0.00
     5.   Applied to fund Class B overdue Interest:                    $0.00
     6.   Applied to fund Class B Required Amount:               $542,730.35
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                  $0.00
     8.   Applied to Collateral Monthly Interest:                $283,945.64
     9.   Applied to unpaid Monthly Servicing Fee:             $2,020,203.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                       $644,492.99
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                  $0.00
     12.  Deposited to Reserve Account:                                $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                  $0.00
     l4.  Balance:                                             $9,168,595.15

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                4.0706%
          b.   Prior Monthly Period                                  4.2569%
          c.   Second Prior Monthly Period                           4.1953%

     2.   Three Month Average Base Rate                              4.1743%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                               13.6807%
          b.   Prior Monthly Period                                 13.6507%
          c.   Second Prior Monthly Period                          13.9345%

     4.   Three Month Average Series Adjusted Portfolio Yield       13.7553%



XIV. Series 2000-5 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                   Series              Total Investor          Transferors
A. Investor/Transferor Allocations                Allocations             Interest               Interest
----------------------------------                -----------          --------------          -----------
Beginning Invested /Transferor Amount          934,255,000.50          787,878,000.00       146,377,000.50
Beginning Adjusted Invested Amount                        N/A          787,878,000.00                  N/A
Floating Allocation Percentage                            N/A                84.3322%             15.6678%
Principal Allocation Percentage                           N/A                84.3322%             15.6678%
Collections of Finance Chg. Receivables         15,729,527.93           13,265,060.39         2,464,467.53
Collections of Principal Receivables           174,203,437.78          146,909,629.68        27,293,808.10
Defaulted Amount                                 5,228,921.75            4,409,665.89           819,255.86

Ending Invested / Transferor Amounts           923,847,014.79          787,878,000.00       135,969,014.79


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                Collateral
B. Monthly Period Funding Requirements                Class A                 Class B            Interest                    Total
--------------------------------------                -------                 -------           ----------                   -----

Principal Funding Account                                0.00                    0.00                 0.00                    0.00
Investment Proceeds for Monthly Period                   0.00                    0.00                 0.00                    0.00
Reserve Draw Amount                                      0.00                    0.00                 0.00                    0.00
Available Reserve Account Amount                         0.00                    0.00                 0.00                    0.00
Reserve Account Surplus                                  0.00                    0.00                 0.00                    0.00

Coupon  May 15, 2002 to June 16, 2002                 1.9800%                 2.2200%              2.6900%
Monthly Interest Due                             1,179,750.00              128,266.05           184,562.69            1,492,578.74
Outstanding Monthly Interest Due                         0.00                    0.00                 0.00                    0.00
Additional Interest Due                                  0.00                    0.00                 0.00                    0.00
Total Interest Due                               1,179,750.00              128,266.05           184,562.69            1,492,578.74
Investor Default Amount                          3,637,978.00              352,771.93           418,915.97            4,409,665.89
Investor Monthly Fees Due                        1,083,333.33              105,050.00           124,746.67            1,313,130.00
Investor Additional Amounts Due
Total Due                                        5,901,061.33              586,087.98           728,225.33            7,215,374.64

Reallocated Investor Finance Charge Collections                                                                      13,265,060.39
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           13.6748%
Base Rate                                                                                                                  3.9388%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                Collateral
C. Certificates - Balances and Distributions          Class A                 Class B            Interest                    Total
--------------------------------------------          -------                 -------           ----------                   -----

Beginning Certificates Balance                 650,000,000.00           63,030,000.00        74,848,000.00          787,878,000.00
Interest Distributions                           1,179,750.00              128,266.05           184,562.69            1,492,578.74
Principal Deposits - Prin. Funding Account               0.00                    0.00                 0.00                    0.00
Principal Distributions                                  0.00                    0.00                 0.00                    0.00
Total Distributions                              1,179,750.00              128,266.05           184,562.69            1,492,578.74
Ending Certificates Balance                    650,000,000.00           63,030,000.00        74,848,000.00          787,878,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                             $1.82

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                         $1.82

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                             $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                 $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                $0.00


     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                            $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                       $0.00

     5.   The amount, if any, by which the outstanding
          principal balance of the Class A Certificates
          exceeds the Class A Invested Amount after
          giving effect to all transactions on such Distribution
          Date:                                                        $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                        $2.04

     2.   Amount of the distribution in
          respect of class B monthly interest:                         $2.04

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                    $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                      $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                  $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                             $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                            $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                        $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                       $184,562.69

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                      $184,562.69

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                         $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                           $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                    $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                             $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                            $10,943,685.77

          a.   Class A Monthly Interest:                       $1,179,750.00
          b.   Class A Outstanding Monthly Interest:                   $0.00
          c.   Class A Additional Interest:                            $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):   $3,637,978.00
          e.   Excess Spread:                                  $6,125,957.77

     2.   Class B Available Funds:                             $1,061,200.79

          a.   Class B Monthly Interest:                         $128,266.05
          b.   Class B Outstanding Monthly Interest:                   $0.00
          c.   Class B Additional Interest:                            $0.00
          d.   Excess Spread:                                    $932,934.74

     3.   Collateral Available Funds:                          $1,260,173.83

          a.   Excess Spread:                                  $1,260,173.83

     4.   Total Excess Spread:                                 $8,319,066.35

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                          84.3322%

     2.   Series 2000-5 Allocable Principal
          Collections:                                       $174,203,437.78

     3.   Principal Allocation Percentage of
          Series 2000-5 Allocable Principal
          Collections:                                       $146,909,629.68

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                        $0.00

     5.   Item 3 minus item 4:                               $146,909,629.68

     6.   Shared Principal Collections from other
          Series allocated to Series 2000-5:                             N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                         $4,409,665.89

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                            $151,319,295.58

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                          $74,848,000.00

     2.   Required Collateral Invested Amount                 $74,848,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                    $0.00

     4.   Treated as Shared Principal Collections:           $151,319,295.58

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                     N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                      N/A

     3.   Principal Distribution:                                        N/A

     4.   Treated as Shared Principal Collections:                       N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2000-5

     1.   Excess Spread:                                       $8,319,066.35
     2.   Excess Finance Charge Collections:                           $0.00
     3.   Applied to fund Class A Required Amount:                     $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                          $0.00
     5.   Applied to fund Class B overdue Interest:                    $0.00
     6.   Applied to fund Class B Required Amount:               $352,771.93
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                  $0.00
     8.   Applied to Collateral Monthly Interest:                $184,562.69
     9.   Applied to unpaid Monthly Servicing Fee:             $1,313,130.00
     10.  Collateral Default Amount treated as
          Available Principal Collections:                       $418,915.97
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                  $0.00
     12.  Deposited to Reserve Account:                                $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                  $0.00
     l4.  Balance:                                             $6,049,685.76

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                3.9388%
          b.   Prior Monthly Period                                  4.1434%
          c.   Second Prior Monthly Period                           4.1186%

     2.   Three Month Average Base Rate                              4.0669%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                               13.6748%
          b.   Prior Monthly Period                                 13.6477%
          c.   Second Prior Monthly Period                          13.9345%

     4.   Three Month Average Series Adjusted Portfolio Yield       13.7523%



XV. Series 2001-1 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                    Series             Total Investor          Transferors
A. Investor/Transferor Allocations                Allocations            Interest               Interest
----------------------------------                -----------          --------------          -----------
Beginning Invested /Transferor Amount          889,339,784.04          750,000,000.00       139,339,784.04
Beginning Adjusted Invested Amount                        N/A          750,000,000.00                  N/A
Floating Allocation Percentage                            N/A                84.3322%             15.6678%
Principal Allocation Percentage                           N/A                84.3322%             15.6678%
Collections of Finance Chg. Receivables         14,973,315.60           12,627,329.73         2,345,985.86
Collections of Principal Receivables           165,828,438.33          139,846,806.56        25,981,631.77
Defaulted Amount                                 4,977,536.26            4,197,666.92           779,869.34

Ending Invested / Transferor Amounts           879,432,172.35          750,000,000.00       129,432,172.35


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                Collateral
B. Monthly Period Funding Requirements                Class A                 Class B            Interest                    Total
--------------------------------------                -------                 -------           ----------                   -----

Principal Funding Account                                0.00                    0.00                 0.00                    0.00
Investment Proceeds for Monthly Period                   0.00                    0.00                 0.00                    0.00
Reserve Draw Amount                                      0.00                    0.00                 0.00                    0.00
Available Reserve Account Amount                         0.00                    0.00                 0.00                    0.00
Reserve Account Surplus                                  0.00                    0.00                 0.00                    0.00

Coupon  May 15, 2002 to June 16, 2002                 1.9800%                 2.2600%              2.7900%
Monthly Interest Due                             1,123,031.25              124,300.00           182,221.88            1,429,553.13
Outstanding Monthly Interest Due                         0.00                    0.00                 0.00                    0.00
Additional Interest Due                                  0.00                    0.00                 0.00                    0.00
Total Interest Due                               1,123,031.25              124,300.00           182,221.88            1,429,553.13
Investor Default Amount                          3,463,075.21              335,813.35           398,778.36            4,197,666.92
Investor Monthly Fees Due                        1,031,250.00              100,000.00           118,750.00            1,250,000.00
Investor Additional Amounts Due
Total Due                                        5,617,356.46              560,113.35           699,750.23            6,877,220.05

Reallocated Investor Finance Charge Collections                                                                      12,627,329.73
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           13.6748%
Base Rate                                                                                                                  3.9517%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                Collateral
C. Certificates - Balances and Distributions          Class A                 Class B            Interest                    Total
--------------------------------------------          -------                 -------           ----------                   -----

Beginning Certificates Balance                 618,750,000.00           60,000,000.00        71,250,000.00          750,000,000.00
Interest Distributions                           1,123,031.25              124,300.00           182,221.88            1,429,553.13
Principal Deposits - Prin. Funding Account               0.00                    0.00                 0.00                    0.00
Principal Distributions                                  0.00                    0.00                 0.00                    0.00
Total Distributions                              1,123,031.25              124,300.00           182,221.88            1,429,553.13
Ending Certificates Balance                    618,750,000.00           60,000,000.00        71,250,000.00          750,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                             $1.82

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                         $1.82

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                             $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                 $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                            $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                       $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                        $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                        $2.07

     2.   Amount of the distribution in
          respect of class B monthly interest:                         $2.07

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                    $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                      $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                  $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                             $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                            $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                        $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                       $182,221.88

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                      $182,221.88

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                         $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                           $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                    $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                             $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                            $10,417,547.03

          a.   Class A Monthly Interest:                       $1,123,031.25
          b.   Class A Outstanding Monthly Interest:                   $0.00
          c.   Class A Additional Interest:                            $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):   $3,463,075.21
          e.   Excess Spread:                                  $5,831,440.57

     2.   Class B Available Funds:                             $1,010,186.38

          a.   Class B Monthly Interest:                         $124,300.00
          b.   Class B Outstanding Monthly Interest:                   $0.00
          c.   Class B Additional Interest:                            $0.00
          d.   Excess Spread:                                    $885,886.38

     3.   Collateral Available Funds:                          $1,199,596.32

          a.   Excess Spread:                                  $1,199,596.32

     4.   Total Excess Spread:                                 $7,916,923.27

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                          84.3322%

     2.   Series 2001-1 Allocable Principal
          Collections:                                       $165,828,438.33

     3.   Principal Allocation Percentage of
          Series 2001-1 Allocable Principal
          Collections:                                       $139,846,806.56

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                        $0.00

     5.   Item 3 minus item 4:                               $139,846,806.56

     6.   Shared Principal Collections from other
          Series allocated to Series 2001-1:                             N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                         $4,197,666.92

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                            $144,044,473.49

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                          $71,250,000.00

     2.   Required Collateral Invested Amount                 $71,250,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                    $0.00

     4.   Treated as Shared Principal Collections:           $144,044,473.49

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                     N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                      N/A

     3.   Principal Distribution:                                        N/A

     4.   Treated as Shared Principal Collections:                       N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-1

     1.   Excess Spread:                                       $7,916,923.27
     2.   Excess Finance Charge Collections:                           $0.00
     3.   Applied to fund Class A Required Amount:                     $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                          $0.00
     5.   Applied to fund Class B overdue Interest:                    $0.00
     6.   Applied to fund Class B Required Amount:               $335,813.35
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                  $0.00
     8.   Applied to Collateral Monthly Interest:                $182,221.88
     9.   Applied to unpaid Monthly Servicing Fee:             $1,250,000.00
     10.  Collateral Default Amount treated as
          Available Principal Collections:                       $398,778.36
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                  $0.00
     12.  Deposited to Reserve Account:                                $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                  $0.00
     l4.  Balance:                                             $5,750,109.69

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                3.9517%
          b.   Prior Monthly Period                                  4.1563%
          c.   Second Prior Monthly Period                           4.1314%

     2.   Three Month Average Base Rate                              4.0798%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                               13.6748%
          b.   Prior Monthly Period                                 13.6477%
          c.   Second Prior Monthly Period                          13.9345%

     4.   Three Month Average Series Adjusted Portfolio Yield       13.7523%



XVI. Series 2001-2 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                    Series             Total Investor          Transferors
A. Investor/Transferor Allocations                Allocations            Interest               Interest
----------------------------------               ------------          --------------          -----------
Beginning Invested /Transferor Amount          296,446,594.68          250,000,000.00        46,446,594.68
Beginning Adjusted Invested Amount                        N/A          250,000,000.00                  N/A
Floating Allocation Percentage                            N/A                84.3322%             15.6678%
Principal Allocation Percentage                           N/A                84.3322%             15.6678%
Collections of Finance Chg. Receivables          4,991,105.20            4,209,109.91           781,995.29
Collections of Principal Receivables            55,276,146.11           46,615,602.19         8,660,543.92
Defaulted Amount                                 1,659,178.75            1,399,222.31           259,956.45

Ending Invested / Transferor Amounts           293,144,057.45          250,000,000.00        43,144,057.45


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                Collateral
B. Monthly Period Funding Requirements                Class A                 Class B            Interest                    Total
--------------------------------------                -------                 -------           ----------                   -----

Principal Funding Account                                0.00                    0.00                 0.00                    0.00
Investment Proceeds for Monthly Period                   0.00                    0.00                 0.00                    0.00
Reserve Draw Amount                                      0.00                    0.00                 0.00                    0.00
Available Reserve Account Amount                         0.00                    0.00                 0.00                    0.00
Reserve Account Surplus                                  0.00                    0.00                 0.00                    0.00

Coupon  May 15, 2002 to June 16, 2002                 5.5300%                 5.8300%              2.6900%
Monthly Interest Due                               996,552.08               72,875.00            46,234.38            1,115,661.46
Outstanding Monthly Interest Due                         0.00                    0.00                 0.00                    0.00
Additional Interest Due                                  0.00                    0.00                 0.00                    0.00
Total Interest Due                                 996,552.08               72,875.00            46,234.38            1,115,661.46
Investor Default Amount                          1,210,327.30               83,953.34           104,941.67            1,399,222.31
Investor Monthly Fees Due                          360,416.67               25,000.00            31,250.00              416,666.67
Investor Additional Amounts Due
Total Due                                        2,567,296.05              181,828.34           182,426.05            2,931,550.43

Reallocated Investor Finance Charge Collections                                                                       4,209,109.91
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           13.6748%
Base Rate                                                                                                                  6.7794%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                Collateral
C. Certificates - Balances and Distributions          Class A                 Class B            Interest                    Total
--------------------------------------------          -------                 -------           ----------                   -----

Beginning Certificates Balance                 216,250,000.00           15,000,000.00        18,750,000.00          250,000,000.00
Interest Distributions                             996,552.08               72,875.00            46,234.38            1,115,661.46
Principal Deposits - Prin. Funding Account               0.00                    0.00                 0.00                    0.00
Principal Distributions                                  0.00                    0.00                 0.00                    0.00
Total Distributions                                996,552.08               72,875.00            46,234.38            1,115,661.46
Ending Certificates Balance                    216,250,000.00           15,000,000.00        18,750,000.00          250,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                             $4.61

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                         $4.61

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                             $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                 $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                $0.00


     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                            $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                       $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                        $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                        $4.86

     2.   Amount of the distribution in
          respect of class B monthly interest:                         $4.86

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                    $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                      $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                  $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                             $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                            $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                        $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                        $46,234.38

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                       $46,234.38

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                         $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                           $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                    $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                             $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                             $3,640,880.07

          a.   Class A Monthly Interest:                         $996,552.08
          b.   Class A Outstanding Monthly Interest:                   $0.00
          c.   Class A Additional Interest:                            $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):   $1,210,327.30
          e.   Excess Spread:                                  $1,434,000.69

     2.   Class B Available Funds:                               $252,546.59

          a.   Class B Monthly Interest:                          $72,875.00
          b.   Class B Outstanding Monthly Interest:                   $0.00
          c.   Class B Additional Interest:                            $0.00
          d.   Excess Spread:                                    $179,671.59

     3.   Collateral Available Funds:                            $315,683.24

          a.   Excess Spread:                                    $315,683.24

     4.   Total Excess Spread:                                 $1,929,355.53

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                          84.3322%

     2.   Series 2001-2 Allocable Principal
          Collections:                                        $55,276,146.11

     3.   Principal Allocation Percentage of
          Series 2001-2 Allocable Principal
          Collections:                                        $46,615,602.19

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                        $0.00

     5.   Item 3 minus item 4:                                $46,615,602.19

     6.   Shared Principal Collections from other
          Series allocated to Series 2001-2:                             N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                         $1,399,222.31

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                             $48,014,824.50

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                          $18,750,000.00

     2.   Required Collateral Invested Amount                 $18,750,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                    $0.00

     4.   Treated as Shared Principal Collections:            $48,014,824.50

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                     N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                      N/A

     3.   Principal Distribution:                                        N/A

     4.   Treated as Shared Principal Collections:                       N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-2

     1.   Excess Spread:                                       $1,929,355.53
     2.   Excess Finance Charge Collections:                           $0.00
     3.   Applied to fund Class A Required Amount:                     $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                          $0.00
     5.   Applied to fund Class B overdue Interest:                    $0.00
     6.   Applied to fund Class B Required Amount:                $83,953.34
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                  $0.00
     8.   Applied to Collateral Monthly Interest:                 $46,234.38
     9.   Applied to unpaid Monthly Servicing Fee:               $416,666.67
     10.  Collateral Default Amount treated as
          Available Principal Collections:                       $104,941.67
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                  $0.00
     12.  Deposited to Reserve Account:                                $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                  $0.00
     l4.  Balance:                                             $1,277,559.48

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                6.7794%
          b.   Prior Monthly Period                                  7.4384%
          c.   Second Prior Monthly Period                           7.2081%

     2.   Three Month Average Base Rate                              7.1420%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                               13.6748%
          b.   Prior Monthly Period                                 13.6477%
          c.   Second Prior Monthly Period                          13.9345%

     4.   Three Month Average Series Adjusted Portfolio Yield       13.7523%



XVII. Series 2001-3 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                    Series             Total Investor          Transferors
A. Investor/Transferor Allocations                Allocations            Interest               Interest
----------------------------------                -----------          --------------          -----------
Beginning Invested /Transferor Amount          889,339,784.04          750,000,000.00       139,339,784.04
Beginning Adjusted Invested Amount                        N/A          750,000,000.00                  N/A
Floating Allocation Percentage                            N/A                84.3322%             15.6678%
Principal Allocation Percentage                           N/A                84.3322%             15.6678%
Collections of Finance Chg. Receivables         14,973,315.60           12,627,329.73         2,345,985.86
Collections of Principal Receivables           165,828,438.33          139,846,806.56        25,981,631.77
Defaulted Amount                                 4,977,536.26            4,197,666.92           779,869.34

Ending Invested / Transferor Amounts           879,432,172.35          750,000,000.00       129,432,172.35


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                Collateral
B. Monthly Period Funding Requirements                Class A                 Class B            Interest                    Total
--------------------------------------                -------                 -------           ----------                   -----

Principal Funding Account                                0.00                    0.00                 0.00                    0.00
Investment Proceeds for Monthly Period                   0.00                    0.00                 0.00                    0.00
Reserve Draw Amount                                      0.00                    0.00                 0.00                    0.00
Available Reserve Account Amount                         0.00                    0.00                 0.00                    0.00
Reserve Account Surplus                                  0.00                    0.00                 0.00                    0.00

Coupon  May 15, 2002 to June 16, 2002                 1.9700%                 2.2200%              2.6900%
Monthly Interest Due                             1,117,359.38              122,100.00           175,690.63            1,415,150.00
Outstanding Monthly Interest Due                         0.00                    0.00                 0.00                    0.00
Additional Interest Due                                  0.00                    0.00                 0.00                    0.00
Total Interest Due                               1,117,359.38              122,100.00           175,690.63            1,415,150.00
Investor Default Amount                          3,463,075.21              335,813.35           398,778.36            4,197,666.92
Investor Monthly Fees Due                        1,031,250.00              100,000.00           118,750.00            1,250,000.00
Investor Additional Amounts Due
Total Due                                        5,611,684.59              557,913.35           693,218.98            6,862,816.92

Reallocated Investor Finance Charge Collections                                                                      12,627,329.73
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           13.6748%
Base Rate                                                                                                                  3.9304%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                Collateral
C. Certificates - Balances and Distributions          Class A                 Class B            Interest                    Total
--------------------------------------------          -------                 -------           ----------                   -----

Beginning Certificates Balance                 618,750,000.00           60,000,000.00        71,250,000.00          750,000,000.00
Interest Distributions                           1,117,359.38              122,100.00           175,690.63            1,415,150.00
Principal Deposits - Prin. Funding Account               0.00                    0.00                 0.00                    0.00
Principal Distributions                                  0.00                    0.00                 0.00                    0.00
Total Distributions                              1,117,359.38              122,100.00           175,690.63            1,415,150.00
Ending Certificates Balance                    618,750,000.00           60,000,000.00        71,250,000.00          750,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                             $1.81

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                         $1.81

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                             $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                 $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                $0.00


     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                            $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                       $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                        $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                        $2.04

     2.   Amount of the distribution in
          respect of class B monthly interest:                         $2.04

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                    $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                      $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                  $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                             $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                            $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                        $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                       $175,690.63

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                      $175,690.63

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                         $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                           $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                    $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                             $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                            $10,417,547.03

          a.   Class A Monthly Interest:                       $1,117,359.38
          b.   Class A Outstanding Monthly Interest:                   $0.00
          c.   Class A Additional Interest:                            $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):   $3,463,075.21
          e.   Excess Spread:                                  $5,837,112.44

     2.   Class B Available Funds:                             $1,010,186.38

          a.   Class B Monthly Interest:                         $122,100.00
          b.   Class B Outstanding Monthly Interest:                   $0.00
          c.   Class B Additional Interest:                            $0.00
          d.   Excess Spread:                                    $888,086.38

     3.   Collateral Available Funds:                          $1,199,596.32

          a.   Excess Spread:                                  $1,199,596.32

     4.   Total Excess Spread:                                 $7,924,795.15

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                          84.3322%

     2.   Series 2001-3 Allocable Principal
          Collections:                                       $165,828,438.33

     3.   Principal Allocation Percentage of
          Series 2001-3 Allocable Principal
          Collections:                                       $139,846,806.56

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                        $0.00

     5.   Item 3 minus item 4:                               $139,846,806.56

     6.   Shared Principal Collections from other
          Series allocated to Series 2001-3                              N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                         $4,197,666.92

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                            $144,044,473.49

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                          $71,250,000.00

     2.   Required Collateral Invested Amount                 $71,250,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                    $0.00

     4.   Treated as Shared Principal Collections:           $144,044,473.49

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                     N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                      N/A

     3.   Principal Distribution:                                        N/A

     4.   Treated as Shared Principal Collections:                       N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-3

     1.   Excess Spread:                                       $7,924,795.15
     2.   Excess Finance Charge Collections:                           $0.00
     3.   Applied to fund Class A Required Amount:                     $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                          $0.00
     5.   Applied to fund Class B overdue Interest:                    $0.00
     6.   Applied to fund Class B Required Amount:               $335,813.35
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                  $0.00
     8.   Applied to Collateral Monthly Interest:                $175,690.63
     9.   Applied to unpaid Monthly Servicing Fee:             $1,250,000.00
     10.  Collateral Default Amount treated as
          Available Principal Collections:                       $398,778.36
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                  $0.00
     12.  Deposited to Reserve Account:                                $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                  $0.00
     l4.  Balance:                                             $5,764,512.81

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                3.9304%
          b.   Prior Monthly Period                                  4.1350%
          c.   Second Prior Monthly Period                           4.1102%

     2.   Three Month Average Base Rate                              4.0586%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                               13.6748%
          b.   Prior Monthly Period                                 13.6477%
          c.   Second Prior Monthly Period                          13.9345%

     4.   Three Month Average Series Adjusted Portfolio Yield       13.7523%



XVIII. Series 2001-4 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                    Series             Total Investor          Transferors
A. Investor/Transferor Allocations                Allocations             Interest              Interest
----------------------------------                -----------          --------------          -----------
Beginning Invested /Transferor Amount          859,695,124.58          725,000,000.00       134,695,124.58
Beginning Adjusted Invested Amount                        N/A          725,000,000.00                  N/A
Floating Allocation Percentage                            N/A                84.3322%             15.6678%
Principal Allocation Percentage                           N/A                84.3322%             15.6678%
Collections of Finance Chg. Receivables         14,474,205.08           12,206,418.74         2,267,786.34
Collections of Principal Receivables           160,300,823.72          135,185,246.35        25,115,577.38
Defaulted Amount                                 4,811,618.38            4,057,744.69           753,873.69

Ending Invested / Transferor Amounts           850,117,766.61          725,000,000.00       125,117,766.61


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                Collateral
B. Monthly Period Funding Requirements                Class A                 Class B            Interest                    Total
--------------------------------------                -------                 -------           ----------                   -----

Principal Funding Account                                0.00                    0.00                 0.00                    0.00
Investment Proceeds for Monthly Period                   0.00                    0.00                 0.00                    0.00
Reserve Draw Amount                                      0.00                    0.00                 0.00                    0.00
Available Reserve Account Amount                         0.00                    0.00                 0.00                    0.00
Reserve Account Surplus                                  0.00                    0.00                 0.00                    0.00

Coupon  May 15, 2002 to June 16, 2002                 1.9700%                 2.2200%              2.7900%
Monthly Interest Due                             1,080,114.06              118,030.00           176,147.81            1,374,291.88
Outstanding Monthly Interest Due                         0.00                    0.00                 0.00                    0.00
Additional Interest Due                                  0.00                    0.00                 0.00                    0.00
Total Interest Due                               1,080,114.06              118,030.00           176,147.81            1,374,291.88
Investor Default Amount                          3,347,639.37              324,619.58           385,485.75            4,057,744.69
Investor Monthly Fees Due                          996,875.00               96,666.67           114,791.67            1,208,333.33
Investor Additional Amounts Due
Total Due                                        5,424,628.43              539,316.24           676,425.22            6,640,369.90

Reallocated Investor Finance Charge Collections                                                                      12,206,418.74
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           13.6748%
Base Rate                                                                                                                  3.9401%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                Collateral
C. Certificates - Balances and Distributions          Class A                 Class B            Interest                    Total
--------------------------------------------          -------                 -------           ----------                   -----

Beginning Certificates Balance                 598,125,000.00           58,000,000.00        68,875,000.00          725,000,000.00
Interest Distributions                           1,080,114.06              118,030.00           176,147.81            1,374,291.88
Principal Deposits - Prin. Funding Account               0.00                    0.00                 0.00                    0.00
Principal Distributions                                  0.00                    0.00                 0.00                    0.00
Total Distributions                              1,080,114.06              118,030.00           176,147.81            1,374,291.88
Ending Certificates Balance                    598,125,000.00           58,000,000.00        68,875,000.00          725,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                             $1.81

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                         $1.81

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                             $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                 $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                $0.00


     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                            $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                       $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                        $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                        $2.04

     2.   Amount of the distribution in
          respect of class B monthly interest:                         $2.04

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                    $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                      $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                  $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                             $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                            $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                        $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                       $176,147.81

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                      $176,147.81

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                         $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                           $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                    $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                             $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                            $10,070,295.46

          a.   Class A Monthly Interest:                       $1,080,114.06
          b.   Class A Outstanding Monthly Interest:                   $0.00
          c.   Class A Additional Interest:                            $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):   $3,347,639.37
          e.   Excess Spread:                                  $5,642,542.03

     2.   Class B Available Funds:                               $976,513.50

          a.   Class B Monthly Interest:                         $118,030.00
          b.   Class B Outstanding Monthly Interest:                   $0.00
          c.   Class B Additional Interest:                            $0.00
          d.   Excess Spread:                                    $858,483.50

     3.   Collateral Available Funds:                          $1,159,609.78

          a.   Excess Spread:                                  $1,159,609.78

     4.   Total Excess Spread:                                 $7,660,635.31

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                          84.3322%

     2.   Series 2001-4 Allocable Principal
          Collections:                                       $160,300,823.72

     3.   Principal Allocation Percentage of
          Series 2001-4 Allocable Principal
          Collections:                                       $135,185,246.35

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                        $0.00

     5.   Item 3 minus item 4:                               $135,185,246.35

     6.   Shared Principal Collections from other
          Series allocated to Series 2001-4                              N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                         $4,057,744.69

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                            $139,242,991.04

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                          $68,875,000.00

     2.   Required Collateral Invested Amount                 $68,875,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                    $0.00

     4.   Treated as Shared Principal Collections:           $139,242,991.04

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                     N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                      N/A

     3.   Principal Distribution:                                        N/A

     4.   Treated as Shared Principal Collections:                       N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-4

     1.   Excess Spread:                                       $7,660,635.31
     2.   Excess Finance Charge Collections:                           $0.00
     3.   Applied to fund Class A Required Amount:                     $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                          $0.00
     5.   Applied to fund Class B overdue Interest:                    $0.00
     6.   Applied to fund Class B Required Amount:               $324,619.58
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                  $0.00
     8.   Applied to Collateral Monthly Interest:                $176,147.81
     9.   Applied to unpaid Monthly Servicing Fee:             $1,208,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                       $385,485.75
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                  $0.00
     12.  Deposited to Reserve Account:                                $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                  $0.00
     l4.  Balance:                                             $5,566,048.84

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                3.9401%
          b.   Prior Monthly Period                                  4.1447%
          c.   Second Prior Monthly Period                           4.1198%

     2.   Three Month Average Base Rate                              4.0682%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                               13.6748%
          b.   Prior Monthly Period                                 13.6477%
          c.   Second Prior Monthly Period                          13.9345%

     4.   Three Month Average Series Adjusted Portfolio Yield       13.7523%



XIX. Series 2001-5 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                    Series             Total Investor          Transferors
A. Investor/Transferor Allocations                Allocations             Interest              Interest
----------------------------------                -----------          --------------          -----------
Beginning Invested /Transferor Amount          592,893,189.36          500,000,000.00        92,893,189.36
Beginning Adjusted Invested Amount                        N/A          500,000,000.00                  N/A
Floating Allocation Percentage                            N/A                84.3322%             15.6678%
Principal Allocation Percentage                           N/A                84.3322%             15.6678%
Collections of Finance Chg. Receivables          9,982,210.40            8,418,219.82         1,563,990.58
Collections of Principal Receivables           110,552,292.22           93,231,204.38        17,321,087.85
Defaulted Amount                                 3,318,357.51            2,798,444.61           519,912.89

Ending Invested / Transferor Amounts           586,288,114.90          500,000,000.00        86,288,114.90


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                Collateral
B. Monthly Period Funding Requirements                Class A                 Class B            Interest                    Total
--------------------------------------                -------                 -------           ----------                   -----

Principal Funding Account                                0.00                    0.00                 0.00                    0.00
Investment Proceeds for Monthly Period                   0.00                    0.00                 0.00                    0.00
Reserve Draw Amount                                      0.00                    0.00                 0.00                    0.00
Available Reserve Account Amount                         0.00                    0.00                 0.00                    0.00
Reserve Account Surplus                                  0.00                    0.00                 0.00                    0.00

Coupon  May 15, 2002 to June 16, 2002                 2.0200%                 2.2900%              2.8900%
Monthly Interest Due                               763,812.50               83,966.67           125,835.42              973,614.58
Outstanding Monthly Interest Due                         0.00                    0.00                 0.00                    0.00
Additional Interest Due                                  0.00                    0.00                 0.00                    0.00
Total Interest Due                                 763,812.50               83,966.67           125,835.42              973,614.58
Investor Default Amount                          2,308,716.81              223,875.57           265,852.24            2,798,444.61
Investor Monthly Fees Due                          687,500.00               66,666.67            79,166.67              833,333.33
Investor Additional Amounts Due
Total Due                                        3,760,029.31              374,508.90           470,854.32            4,605,392.53

Reallocated Investor Finance Charge Collections                                                                       8,418,219.82
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           13.6748%
Base Rate                                                                                                                  3.9972%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                Collateral
C. Certificates - Balances and Distributions          Class A                 Class B            Interest                    Total
--------------------------------------------          -------                 -------           ----------                   -----

Beginning Certificates Balance                 412,500,000.00           40,000,000.00        47,500,000.00          500,000,000.00
Interest Distributions                             763,812.50               83,966.67           125,835.42              973,614.58
Principal Deposits - Prin. Funding Account               0.00                    0.00                 0.00                    0.00
Principal Distributions                                  0.00                    0.00                 0.00                    0.00
Total Distributions                                763,812.50               83,966.67           125,835.42              973,614.58
Ending Certificates Balance                    412,500,000.00           40,000,000.00        47,500,000.00          500,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                             $1.85

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                         $1.85

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                             $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                 $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                $0.00


     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                            $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                       $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                        $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                        $2.10

     2.   Amount of the distribution in
          respect of class B monthly interest:                         $2.10

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                    $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                      $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                  $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                             $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                            $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                        $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                       $125,835.42

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                      $125,835.42

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                         $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                           $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                    $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                             $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                             $6,945,031.35

          a.   Class A Monthly Interest:                         $763,812.50
          b.   Class A Outstanding Monthly Interest:                   $0.00
          c.   Class A Additional Interest:                            $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):   $2,308,716.81
          e.   Excess Spread:                                  $3,872,502.05

     2.   Class B Available Funds:                               $673,457.59

          a.   Class B Monthly Interest:                          $83,966.67
          b.   Class B Outstanding Monthly Interest:                   $0.00
          c.   Class B Additional Interest:                            $0.00
          d.   Excess Spread:                                    $589,490.92

     3.   Collateral Available Funds:                            $799,730.88

          a.   Excess Spread:                                    $799,730.88

     4.   Total Excess Spread:                                 $5,261,723.85

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                          84.3322%

     2.   Series 2001-5 Allocable Principal
          Collections:                                       $110,552,292.22

     3.   Principal Allocation Percentage of
          Series 2001-5 Allocable Principal
          Collections:                                        $93,231,204.38

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                        $0.00

     5.   Item 3 minus item 4:                                $93,231,204.38

     6.   Shared Principal Collections from other
          Series allocated to Series 2001-5                              N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                         $2,798,444.61

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                             $96,029,648.99

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                          $47,500,000.00

     2.   Required Collateral Invested Amount                 $47,500,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                    $0.00

     4.   Treated as Shared Principal Collections:            $96,029,648.99

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                     N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                      N/A

     3.   Principal Distribution:                                        N/A

     4.   Treated as Shared Principal Collections:                       N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-5

     1.   Excess Spread:                                       $5,261,723.85
     2.   Excess Finance Charge Collections:                           $0.00
     3.   Applied to fund Class A Required Amount:                     $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                          $0.00
     5.   Applied to fund Class B overdue Interest:                    $0.00
     6.   Applied to fund Class B Required Amount:               $223,875.57
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                  $0.00
     8.   Applied to Collateral Monthly Interest:                $125,835.42
     9.   Applied to unpaid Monthly Servicing Fee:               $833,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                       $265,852.24
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                  $0.00
     12.  Deposited to Reserve Account:                                $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                  $0.00
     l4.  Balance:                                             $3,812,827.29

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                3.9972%
          b.   Prior Monthly Period                                  4.2018%
          c.   Second Prior Monthly Period                           4.1770%

     2.   Three Month Average Base Rate                              4.1253%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                               13.6748%
          b.   Prior Monthly Period                                 13.6477%
          c.   Second Prior Monthly Period                          13.9345%
     4.   Three Month Average Series Adjusted Portfolio Yield       13.7523%



XX. Series 2001-6 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                    Series             Total Investor          Transferors
A. Investor/Transferor Allocations                Allocations             Interest              Interest
----------------------------------                -----------          --------------          -----------
Beginning Invested /Transferor Amount          830,050,465.11          700,000,000.00       130,050,465.11
Beginning Adjusted Invested Amount                        N/A          700,000,000.00                  N/A
Floating Allocation Percentage                            N/A                84.3322%             15.6678%
Principal Allocation Percentage                           N/A                84.3322%             15.6678%
Collections of Finance Chg. Receivables         13,975,094.56           11,785,507.75         2,189,586.81
Collections of Principal Receivables           154,773,209.11          130,523,686.13        24,249,522.98
Defaulted Amount                                 4,645,700.51            3,917,822.46           727,878.05

Ending Invested / Transferor Amounts           820,803,360.86          700,000,000.00       120,803,360.86


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                Collateral
B. Monthly Period Funding Requirements                Class A                 Class B            Interest                    Total
--------------------------------------                -------                 -------           ----------                   -----

Principal Funding Account                                0.00                    0.00                 0.00                    0.00
Investment Proceeds for Monthly Period                   0.00                    0.00                 0.00                    0.00
Reserve Draw Amount                                      0.00                    0.00                 0.00                    0.00
Available Reserve Account Amount                         0.00                    0.00                 0.00                    0.00
Reserve Account Surplus                                  0.00                    0.00                 0.00                    0.00

Coupon  May 15, 2002 to June 16, 2002                 1.9600%                 2.1900%              2.7900%
Monthly Interest Due                             1,037,575.00              112,420.00           170,073.75            1,320,068.75
Outstanding Monthly Interest Due                         0.00                    0.00                 0.00                    0.00
Total Interest Due                               1,037,575.00              112,420.00           170,073.75            1,320,068.75
Investor Default Amount                          3,232,203.53              313,425.80           372,193.13            3,917,822.46
Investor Monthly Fees Due                          962,500.00               93,333.33           110,833.33            1,166,666.67
Investor Additional Amounts Due
Total Due                                        5,232,278.53              519,179.13           653,100.22            6,404,557.88

Reallocated Investor Finance Charge Collections                                                                      11,785,507.75
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           13.6748%
Base Rate                                                                                                                  3.9293%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                Collateral
C. Certificates - Balances and Distributions          Class A                 Class B            Interest                    Total
--------------------------------------------          -------                 -------           ----------                   -----

Beginning Certificates Balance                 577,500,000.00           56,000,000.00        66,500,000.00          700,000,000.00
Interest Distributions                           1,037,575.00              112,420.00           170,073.75            1,320,068.75
Principal Deposits - Prin. Funding Account               0.00                    0.00                 0.00                    0.00
Principal Distributions                                  0.00                    0.00                 0.00                    0.00
Total Distributions                              1,037,575.00              112,420.00           170,073.75            1,320,068.75
Ending Certificates Balance                    577,500,000.00           56,000,000.00        66,500,000.00          700,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                             $1.80

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                         $1.80

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                             $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                 $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                $0.00


     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                            $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                       $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                        $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                        $2.01

     2.   Amount of the distribution in
          respect of class B monthly interest:                         $2.01

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                    $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                      $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                  $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                             $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                            $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                        $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                       $170,073.75

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                      $170,073.75

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                         $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                           $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                    $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                             $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                             $9,723,043.90

          a.   Class A Monthly Interest:                       $1,037,575.00
          b.   Class A Outstanding Monthly Interest:                   $0.00
          c.   Class A Additional Interest:                            $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):   $3,232,203.53
          e.   Excess Spread:                                  $5,453,265.37

     2.   Class B Available Funds:                               $942,840.62

          a.   Class B Monthly Interest:                         $112,420.00
          b.   Class B Outstanding Monthly Interest:                   $0.00
          c.   Class B Additional Interest:                            $0.00
          d.   Excess Spread:                                    $830,420.62

     3.   Collateral Available Funds:                          $1,119,623.24

          a.   Excess Spread:                                  $1,119,623.24

     4.   Total Excess Spread:                                 $7,403,309.22

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                          84.3322%

     2.   Series 2001-6 Allocable Principal
          Collections:                                       $154,773,209.11

     3.   Principal Allocation Percentage of
          Series 2001-6 Allocable Principal
          Collections:                                       $130,523,686.13

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                        $0.00

     5.   Item 3 minus item 4:                               $130,523,686.13

     6.   Shared Principal Collections from other
          Series allocated to Series 2001-6                              N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                         $3,917,822.46

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                            $134,441,508.59

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                          $66,500,000.00

     2.   Required Collateral Invested Amount                 $66,500,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                    $0.00

     4.   Treated as Shared Principal Collections:           $134,441,508.59

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                     N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                      N/A

     3.   Principal Distribution:                                        N/A

     4.   Treated as Shared Principal Collections:                       N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-6

     1.   Excess Spread:                                       $7,403,309.22
     2.   Excess Finance Charge Collections:                           $0.00
     3.   Applied to fund Class A Required Amount:                     $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                          $0.00
     5.   Applied to fund Class B overdue Interest:                    $0.00
     6.   Applied to fund Class B Required Amount:               $313,425.80
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                  $0.00
     8.   Applied to Collateral Monthly Interest:                $170,073.75
     9.   Applied to unpaid Monthly Servicing Fee:             $1,166,666.67
     10.  Collateral Default Amount treated as
          Available Principal Collections:                       $372,193.13
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                  $0.00
     12.  Deposited to Reserve Account:                                $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                  $0.00
     l4.  Balance:                                             $5,380,949.87

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                3.9293%
          b.   Prior Monthly Period                                  4.1339%
          c.   Second Prior Monthly Period                           4.1090%

     2.   Three Month Average Base Rate                              4.0574%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                               13.6748%
          b.   Prior Monthly Period                                 13.6477%
          c.   Second Prior Monthly Period                          13.9345%

     4.   Three Month Average Series Adjusted Portfolio Yield       13.7523%



XXI. Series 2001-7 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                     Series            Total Investor          Transferors
A. Investor/Transferor Allocations                Allocations             Interest              Interest
----------------------------------                -----------          --------------          -----------
Beginning Invested /Transferor Amount          770,761,146.17          650,000,000.00       120,761,146.17
Beginning Adjusted Invested Amount                        N/A          650,000,000.00                  N/A
Floating Allocation Percentage                            N/A                84.3322%             15.6678%
Principal Allocation Percentage                           N/A                84.3322%             15.6678%
Collections of Finance Chg. Receivables         12,976,873.52           10,943,685.77         2,033,187.75
Collections of Principal Receivables           143,717,979.89          121,200,565.69        22,517,414.20
Defaulted Amount                                 4,313,864.76            3,637,978.00           675,886.76

Ending Invested / Transferor Amounts           762,174,549.37          650,000,000.00       112,174,549.37


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                Collateral
B. Monthly Period Funding Requirements                Class A                 Class B            Interest                    Total
--------------------------------------                -------                 -------           ----------                   -----

Principal Funding Account                                0.00                    0.00                 0.00                    0.00
Investment Proceeds for Monthly Period                   0.00                    0.00                 0.00                    0.00
Reserve Draw Amount                                      0.00                    0.00                 0.00                    0.00
Available Reserve Account Amount                         0.00                    0.00                 0.00                    0.00
Reserve Account Surplus                                  0.00                    0.00                 0.00                    0.00

Coupon  May 15, 2002 to June 16, 2002                 1.9600%                 2.2000%              2.7900%
Monthly Interest Due                               963,462.50              104,866.67           157,925.63            1,226,254.79
Outstanding Monthly Interest Due                         0.00                    0.00                 0.00                    0.00
Additional Interest Due                                  0.00                    0.00                 0.00                    0.00
Total Interest Due                                 963,462.50              104,866.67           157,925.63            1,226,254.79
Investor Default Amount                          3,001,331.85              291,038.24           345,607.91            3,637,978.00
Investor Monthly Fees Due                          893,750.00               86,666.67           102,916.67            1,083,333.33
Investor Additional Amounts Due
Total Due                                        4,858,544.35              482,571.57           606,450.20            5,947,566.12

Reallocated Investor Finance Charge Collections                                                                      10,943,685.77
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           13.6748%
Base Rate                                                                                                                  3.9301%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                Collateral
C. Certificates - Balances and Distributions          Class A                 Class B            Interest                    Total
--------------------------------------------          -------                 -------           ----------                   -----

Beginning Certificates Balance                 536,250,000.00           52,000,000.00        61,750,000.00          650,000,000.00
Interest Distributions                             963,462.50              104,866.67           157,925.63            1,226,254.79
Principal Deposits - Prin. Funding Account               0.00                    0.00                 0.00                    0.00
Principal Distributions                                  0.00                    0.00                 0.00                    0.00
Total Distributions                                963,462.50              104,866.67           157,925.63            1,226,254.79
Ending Certificates Balance                    536,250,000.00           52,000,000.00        61,750,000.00          650,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                             $1.80

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                         $1.80

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                             $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                 $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                $0.00


     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                            $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                       $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                        $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                        $2.02

     2.   Amount of the distribution in
          respect of class B monthly interest:                         $2.02

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                    $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                      $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                  $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                             $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                            $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                        $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                       $157,925.63

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                      $157,925.63

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                         $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                           $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                    $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                             $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                             $9,028,540.76

          a.   Class A Monthly Interest:                         $963,462.50
          b.   Class A Outstanding Monthly Interest:                   $0.00
          c.   Class A Additional Interest:                            $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):   $3,001,331.85
          e.   Excess Spread:                                  $5,063,746.41

     2.   Class B Available Funds:                               $875,494.86

          a.   Class B Monthly Interest:                         $104,866.67
          b.   Class B Outstanding Monthly Interest:                   $0.00
          c.   Class B Additional Interest:                            $0.00
          d.   Excess Spread:                                    $770,628.19

     3.   Collateral Available Funds:                          $1,039,650.15

          a.   Excess Spread:                                  $1,039,650.15

     4.   Total Excess Spread:                                 $6,874,024.75

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                          84.3322%

     2.   Series 2001-7 Allocable Principal
          Collections:                                       $143,717,979.89

     3.   Principal Allocation Percentage of
          Series 2001-7 Allocable Principal
          Collections:                                       $121,200,565.69

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                        $0.00

     5.   Item 3 minus item 4:                               $121,200,565.69

     6.   Shared Principal Collections from other
          Series allocated to Series 2001-7                              N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                         $3,637,978.00

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                            $124,838,543.69

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                          $61,750,000.00

     2.   Required Collateral Invested Amount                 $61,750,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                    $0.00

     4.   Treated as Shared Principal Collections:           $124,838,543.69

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                     N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                      N/A

     3.   Principal Distribution:                                        N/A

     4.   Treated as Shared Principal Collections:                       N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-7

     1.   Excess Spread:                                       $6,874,024.75
     2.   Excess Finance Charge Collections:                           $0.00
     3.   Applied to fund Class A Required Amount:                     $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                          $0.00
     5.   Applied to fund Class B overdue Interest:                    $0.00
     6.   Applied to fund Class B Required Amount:               $291,038.24
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                  $0.00
     8.   Applied to Collateral Monthly Interest:                $157,925.63
     9.   Applied to unpaid Monthly Servicing Fee:             $1,083,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                       $345,607.91
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                  $0.00
     12.  Deposited to Reserve Account:                                $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                  $0.00
     l4.  Balance:                                             $4,996,119.65

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                3.9301%
          b.   Prior Monthly Period                                  4.1347%
          c.   Second Prior Monthly Period                           4.1098%

     2.   Three Month Average Base Rate                              4.0582%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                               13.6748%
          b.   Prior Monthly Period                                 13.6477%
          c.   Second Prior Monthly Period                          13.9345%

     4.   Three Month Average Series Adjusted Portfolio Yield       13.7523%



XXII. Series 2002-1 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                    Series             Total Investor          Transferors
A. Investor/Transferor Allocations                Allocations             Interest              Interest
----------------------------------                -----------          --------------          -----------
Beginning Invested /Transferor Amount        1,090,923,468.43          920,000,000.00       170,923,468.43
Beginning Adjusted Invested Amount                        N/A          920,000,000.00                  N/A
Floating Allocation Percentage                            N/A                84.3322%             15.6678%
Principal Allocation Percentage                           N/A                84.3322%             15.6678%
Collections of Finance Chg. Receivables         18,367,267.13           15,489,524.47         2,877,742.66
Collections of Principal Receivables           203,416,217.69          171,545,416.05        31,870,801.64
Defaulted Amount                                 6,105,777.81            5,149,138.09           956,639.72

Ending Invested / Transferor Amounts         1,078,770,131.42          920,000,000.00       158,770,131.42


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                Collateral
B. Monthly Period Funding Requirements                Class A                 Class B            Interest                    Total
--------------------------------------                -------                 -------           ----------                   -----

Principal Funding Account                                0.00                    0.00                 0.00                    0.00
Investment Proceeds for Monthly Period                   0.00                    0.00                 0.00                    0.00
Reserve Draw Amount                                      0.00                    0.00                 0.00                    0.00
Available Reserve Account Amount                         0.00                    0.00                 0.00                    0.00
Reserve Account Surplus                                  0.00                    0.00                 0.00                    0.00

Coupon  May 15, 2002 to June 16, 2002                 1.9500%                 2.2400%              2.8900%
Monthly Interest Due                             1,356,712.50              151,125.33           231,537.17            1,739,375.00
Outstanding Monthly Interest Due                         0.00                    0.00                 0.00                    0.00
Additional Interest Due                                  0.00                    0.00                 0.00                    0.00
Total Interest Due                               1,356,712.50              151,125.33           231,537.17            1,739,375.00
Investor Default Amount                          4,248,038.93              411,931.05           489,168.12            5,149,138.09
Investor Monthly Fees Due                        1,265,000.00              122,666.67           145,666.67            1,533,333.33
Investor Additional Amounts Due
Total Due                                        6,869,751.43              685,723.05           866,371.95            8,421,846.42

Reallocated Investor Finance Charge Collections                                                                      15,489,524.47
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           13.6748%
Base Rate                                                                                                                  3.9346%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                Collateral
C. Certificates - Balances and Distributions          Class A                 Class B            Interest                    Total
--------------------------------------------          -------                 -------           ----------                   -----

Beginning Certificates Balance                 759,000,000.00           73,600,000.00        87,400,000.00          920,000,000.00
Interest Distributions                           1,356,712.50              151,125.33           231,537.17            1,739,375.00
Principal Deposits - Prin. Funding Account               0.00                    0.00                 0.00                    0.00
Principal Distributions                                  0.00                    0.00                 0.00                    0.00
Total Distributions                              1,356,712.50              151,125.33           231,537.17            1,739,375.00
Ending Certificates Balance                    759,000,000.00           73,600,000.00        87,400,000.00          920,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                             $1.79

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                         $1.79

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                             $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                 $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                $0.00


     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                            $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                       $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                        $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                        $2.05

     2.   Amount of the distribution in
          respect of class B monthly interest:                         $2.05

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                    $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                      $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                  $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                             $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                            $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                        $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                       $231,537.17

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                      $231,537.17

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                         $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                           $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                    $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                             $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                            $12,778,857.69

          a.   Class A Monthly Interest:                       $1,356,712.50
          b.   Class A Outstanding Monthly Interest:                   $0.00
          c.   Class A Additional Interest:                            $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):   $4,248,038.93
          e.   Excess Spread:                                  $7,174,106.27

     2.   Class B Available Funds:                             $1,239,161.96

          a.   Class B Monthly Interest:                         $151,125.33
          b.   Class B Outstanding Monthly Interest:                   $0.00
          c.   Class B Additional Interest:                            $0.00
          d.   Excess Spread:                                  $1,088,036.62

     3.   Collateral Available Funds:                          $1,471,504.83

          a.   Excess Spread:                                  $1,471,504.83

     4.   Total Excess Spread:                                 $9,733,647.72

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                          84.3322%

     2.   Series 2002-1 Allocable Principal
          Collections:                                       $203,416,217.69

     3.   Principal Allocation Percentage of
          Series 2002-1 Allocable Principal
          Collections:                                       $171,545,416.05

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                        $0.00

     5.   Item 3 minus item 4:                               $171,545,416.05

     6.   Shared Principal Collections from other
          Series allocated to Series 2002-1                              N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                         $5,149,138.09

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                            $176,694,554.14

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                          $87,400,000.00

     2.   Required Collateral Invested Amount                 $87,400,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                    $0.00

     4.   Treated as Shared Principal Collections:           $176,694,554.14

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                     N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                      N/A

     3.   Principal Distribution:                                        N/A

     4.   Treated as Shared Principal Collections:                       N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2002-1

     1.   Excess Spread:                                       $9,733,647.72
     2.   Excess Finance Charge Collections:                           $0.00
     3.   Applied to fund Class A Required Amount:                     $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                          $0.00
     5.   Applied to fund Class B overdue Interest:                    $0.00
     6.   Applied to fund Class B Required Amount:               $411,931.05
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                  $0.00
     8.   Applied to Collateral Monthly Interest:                $231,537.17
     9.   Applied to unpaid Monthly Servicing Fee:             $1,533,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                       $489,168.12
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                  $0.00
     12.  Deposited to Reserve Account:                                $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                  $0.00
     l4.  Balance:                                             $7,067,678.05

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                3.9346%
          b.   Prior Monthly Period                                  4.1392%
          c.   Second Prior Monthly Period                           4.1143%

     2.   Three Month Average Base Rate                              4.0627%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                               13.6748%
          b.   Prior Monthly Period                                 13.6477%
          c.   Second Prior Monthly Period                          13.9345%

     4.   Three Month Average Series Adjusted Portfolio Yield       13.7523%



XXIII. Series 2002-2 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                    Series             Total Investor          Transferors
A. Investor/Transferor Allocations                Allocations             Interest               Interest
----------------------------------                -----------          --------------          -----------
Beginning Invested /Transferor Amount        1,114,639,196.00          940,000,000.00       174,639,196.00
Beginning Adjusted Invested Amount                        N/A          940,000,000.00                  N/A
Floating Allocation Percentage                            N/A                84.3322%             15.6678%
Principal Allocation Percentage                           N/A                84.3322%             15.6678%
Collections of Finance Chg. Receivables         18,766,555.55           15,826,253.27         2,940,302.28
Collections of Principal Receivables           207,838,309.38          175,274,664.23        32,563,645.15
Defaulted Amount                                 6,238,512.11            5,261,075.88           977,436.24

Ending Invested / Transferor Amounts         1,102,221,656.02          940,000,000.00       162,221,656.02


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                Collateral
B. Monthly Period Funding Requirements                Class A                 Class B            Interest                    Total
--------------------------------------                -------                 -------           ----------                   -----

Principal Funding Account                                0.00                    0.00                 0.00                    0.00
Investment Proceeds for Monthly Period                   0.00                    0.00                 0.00                    0.00
Reserve Draw Amount                                      0.00                    0.00                 0.00                    0.00
Available Reserve Account Amount                         0.00                    0.00                 0.00                    0.00
Reserve Account Surplus                                  0.00                    0.00                 0.00                    0.00

Coupon  May 15, 2002 to June 16, 2002                 1.9500%                 2.2300%              2.8400%
Monthly Interest Due                             1,386,206.25              153,721.33           232,477.67            1,772,405.25
Outstanding Monthly Interest Due                         0.00                    0.00                 0.00                    0.00
Additional Interest Due                                  0.00                    0.00                 0.00                    0.00
Total Interest Due                               1,386,206.25              153,721.33           232,477.67            1,772,405.25
Investor Default Amount                          4,340,387.60              420,886.07           499,802.21            5,261,075.88
Investor Monthly Fees Due                        1,292,500.00              125,333.33           148,833.33            1,566,666.67
Investor Additional Amounts Due
Total Due                                        7,019,093.85              699,940.74           881,113.21            8,600,147.79

Reallocated Investor Finance Charge Collections                                                                      15,826,253.27
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           13.6748%
Base Rate                                                                                                                  3.9290%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                Collateral
C. Certificates - Balances and Distributions          Class A                 Class B            Interest                    Total
--------------------------------------------          -------                 -------           ----------                   -----

Beginning Certificates Balance                 775,500,000.00           75,200,000.00        89,300,000.00          940,000,000.00
Interest Distributions                           1,386,206.25              153,721.33           232,477.67            1,772,405.25
Principal Deposits - Prin. Funding Account               0.00                    0.00                 0.00                    0.00
Principal Distributions                                  0.00                    0.00                 0.00                    0.00
Total Distributions                              1,386,206.25              153,721.33           232,477.67            1,772,405.25
Ending Certificates Balance                    775,500,000.00           75,200,000.00        89,300,000.00          940,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                             $1.79

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                         $1.79

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                             $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                 $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                $0.00


     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                            $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                       $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                        $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                        $2.04

     2.   Amount of the distribution in
          respect of class B monthly interest:                         $2.04

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                    $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                      $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                  $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                             $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                            $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                        $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                       $232,477.67

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                      $232,477.67

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                         $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                           $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                    $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                             $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                            $13,056,658.94

          a.   Class A Monthly Interest:                       $1,386,206.25
          b.   Class A Outstanding Monthly Interest:                   $0.00
          c.   Class A Additional Interest:                            $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):   $4,340,387.60
          e.   Excess Spread:                                  $7,330,065.10

     2.   Class B Available Funds:                             $1,266,100.26

          a.   Class B Monthly Interest:                         $153,721.33
          b.   Class B Outstanding Monthly Interest:                   $0.00
          c.   Class B Additional Interest:                            $0.00
          d.   Excess Spread:                                  $1,112,378.93

     3.   Collateral Available Funds:                          $1,503,494.06

          a.   Excess Spread:                                  $1,503,494.06

     4.   Total Excess Spread:                                 $9,945,938.09

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                          84.3322%

     2.   Series 2002-2 Allocable Principal
          Collections:                                       $207,838,309.38

     3.   Principal Allocation Percentage of
          Series 2002-2 Allocable Principal
          Collections:                                       $175,274,664.23

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                        $0.00

     5.   Item 3 minus item 4:                               $175,274,664.23

     6.   Shared Principal Collections from other
          Series allocated to Series 2002-2                              N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                         $5,261,075.88

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                            $180,535,740.10

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                          $89,300,000.00

     2.   Required Collateral Invested Amount                 $89,300,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                    $0.00

     4.   Treated as Shared Principal Collections:           $180,535,740.10

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                     N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                      N/A

     3.   Principal Distribution:                                        N/A

     4.   Treated as Shared Principal Collections:                       N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2002-2

     1.   Excess Spread:                                       $9,945,938.09
     2.   Excess Finance Charge Collections:                           $0.00
     3.   Applied to fund Class A Required Amount:                     $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                          $0.00
     5.   Applied to fund Class B overdue Interest:                    $0.00
     6.   Applied to fund Class B Required Amount:               $420,886.07
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                  $0.00
     8.   Applied to Collateral Monthly Interest:                $232,477.67
     9.   Applied to unpaid Monthly Servicing Fee:             $1,566,666.67
     10.  Collateral Default Amount treated as
          Available Principal Collections:                       $499,802.21
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                  $0.00
     12.  Deposited to Reserve Account:                                $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                  $0.00
     l4.  Balance:                                             $7,226,105.47

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                3.9290%
          b.   Prior Monthly Period                                  4.1234%
          c.   Second Prior Monthly Period                               N/A

     2.   Three Month Average Base Rate                                  N/A

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                               13.6748%
          b.   Prior Monthly Period                                 13.6477%
          c.   Second Prior Monthly Period                               N/A

     4.   Three Month Average Series Adjusted Portfolio Yield            N/A



XXIV. Series 2002-3 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                     Series            Total Investor          Transferors
A. Investor/Transferor Allocations                Allocations             Interest              Interest
----------------------------------                -----------          --------------          -----------
Beginning Invested /Transferor Amount        1,090,923,468.43          920,000,000.00       170,923,468.43
Beginning Adjusted Invested Amount                        N/A          920,000,000.00                  N/A
Floating Allocation Percentage                            N/A                84.3322%             15.6678%
Principal Allocation Percentage                           N/A                84.3322%             15.6678%
Collections of Finance Chg. Receivables         18,367,267.13           15,489,524.47         2,877,742.66
Collections of Principal Receivables           203,416,217.69          171,545,416.05        31,870,801.64
Defaulted Amount                                 6,105,777.81            5,149,138.09           956,639.72

Ending Invested / Transferor Amounts         1,078,770,131.42          920,000,000.00       158,770,131.42


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                Collateral
B. Monthly Period Funding Requirements                Class A                 Class B            Interest                    Total
--------------------------------------                -------                 -------           ----------                   -----

Principal Funding Account                                0.00                    0.00                 0.00                    0.00
Investment Proceeds for Monthly Period                   0.00                    0.00                 0.00                    0.00
Reserve Draw Amount                                      0.00                    0.00                 0.00                    0.00
Available Reserve Account Amount                         0.00                    0.00                 0.00                    0.00
Reserve Account Surplus                                  0.00                    0.00                 0.00                    0.00

Coupon  May 15, 2002 to June 16, 2002                 1.9500%                 2.2200%              2.8400%
Monthly Interest Due                             1,315,600.00              145,237.33           220,636.44            1,681,473.78
Outstanding Monthly Interest Due                         0.00                    0.00                 0.00                    0.00
Additional Interest Due                                  0.00                    0.00                 0.00                    0.00
Total Interest Due                               1,315,600.00              145,237.33           220,636.44            1,681,473.78
Investor Default Amount                          4,248,038.93              411,931.05           489,168.12            5,149,138.09
Investor Monthly Fees Due                        1,265,000.00              122,666.67           145,666.67            1,533,333.33
Investor Additional Amounts Due
Total Due                                        6,828,638.93              679,835.05           855,471.23            8,363,945.20

Reallocated Investor Finance Charge Collections                                                                      15,489,524.47
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           13.6748%
Base Rate                                                                                                                  3.9281%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                Collateral
C. Certificates - Balances and Distributions          Class A                 Class B            Interest                    Total
--------------------------------------------          -------                 -------           ----------                   -----

Beginning Certificates Balance                 759,000,000.00           73,600,000.00        87,400,000.00          920,000,000.00
Interest Distributions                           1,315,600.00              145,237.33           220,636.44            1,681,473.78
Principal Deposits - Prin. Funding Account               0.00                    0.00                 0.00                    0.00
Principal Distributions                                  0.00                    0.00                 0.00                    0.00
Total Distributions                              1,315,600.00              145,237.33           220,636.44            1,681,473.78
Ending Certificates Balance                    759,000,000.00           73,600,000.00        87,400,000.00          920,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                             $1.73

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                         $1.73

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                             $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                 $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                $0.00


     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                            $0.00
     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                       $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                        $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                        $1.97

     2.   Amount of the distribution in
          respect of class B monthly interest:                         $1.97

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                    $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                      $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                  $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                             $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                            $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                        $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                       $220,636.44

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                      $220,636.44

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                         $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                           $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                    $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                             $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                            $12,778,857.69

          a.   Class A Monthly Interest:                       $1,315,600.00
          b.   Class A Outstanding Monthly Interest:                   $0.00
          c.   Class A Additional Interest:                            $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):   $4,248,038.93
          e.   Excess Spread:                                  $7,215,218.77

     2.   Class B Available Funds:                             $1,239,161.96

          a.   Class B Monthly Interest:                         $145,237.33
          b.   Class B Outstanding Monthly Interest:                   $0.00
          c.   Class B Additional Interest:                            $0.00
          d.   Excess Spread:                                  $1,093,924.62

     3.   Collateral Available Funds:                          $1,471,504.83

          a.   Excess Spread:                                  $1,471,504.83

     4.   Total Excess Spread:                                 $9,780,648.22

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                          84.3322%

     2.   Series 2002-3 Allocable Principal
          Collections:                                       $203,416,217.69

     3.   Principal Allocation Percentage of
          Series 2002-3 Allocable Principal
          Collections:                                       $171,545,416.05

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                        $0.00

     5.   Item 3 minus item 4:                               $171,545,416.05

     6.   Shared Principal Collections from other
          Series allocated to Series 2002-3                              N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                         $5,149,138.09

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                            $176,694,554.14

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                          $87,400,000.00

     2.   Required Collateral Invested Amount                 $87,400,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                    $0.00

     4.   Treated as Shared Principal Collections:           $176,694,554.14

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                     N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                      N/A

     3.   Principal Distribution:                                        N/A

     4.   Treated as Shared Principal Collections:                       N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2002-3

     1.   Excess Spread:                                       $9,780,648.22
     2.   Excess Finance Charge Collections:                           $0.00
     3.   Applied to fund Class A Required Amount:                     $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                          $0.00
     5.   Applied to fund Class B overdue Interest:                    $0.00
     6.   Applied to fund Class B Required Amount:               $411,931.05
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                  $0.00
     8.   Applied to Collateral Monthly Interest:                $220,636.44
     9.   Applied to unpaid Monthly Servicing Fee:             $1,533,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                       $489,168.12
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                  $0.00
     12.  Deposited to Reserve Account:                                $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                  $0.00
     l4.  Balance:                                             $7,125,579.27

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                3.9281%
          b.   Prior Monthly Period                                      N/A
          c.   Second Prior Monthly Period                               N/A

     2.   Three Month Average Base Rate                                  N/A

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                               13.6748%
          b.   Prior Monthly Period                                      N/A
          c.   Second Prior Monthly Period                               N/A

     4.   Three Month Average Series Adjusted Portfolio Yield            N/A